Exhibit 10.20

LOAN AGREEMENT

          THIS LOAN AGREEMENT (this “Agreement”), dated as of April 11, 2001, is executed by Sheryle J. Bolton (“Borrower”), and SCIENTIFIC LEARNING CORPORATION, a Delaware corporation (the “Company”).  All capitalized terms that are not otherwise defined herein shall have the meaning set forth in the Security Agreement.

RECITALS

          WHEREAS, the Board of Directors of the Company has authorized the Company to loan up to $1,400,000 (the “Loan Cap”) to Borrower, which loan will not be used to buy or carry public company stock (the “Loan”);

          WHEREAS, the parties wish to execute this Agreement to confirm the Company’s commitment to extend such Loan and to attach the form of agreements to be used in executing the Loan and extending a security interest to the Company as collateral for the Loan;

          NOW, THEREFORE, in consideration of the promises made herein and for other good and valuable consideration, Borrower and the Company hereby agree as follows:

          1.       Loan.  Subject to the provisions of this Agreement, the Company agrees, at any time prior to April 15, 2001, to make the Loan to Borrower pursuant to a secured promissory note substantially in the form of Exhibit A (the “Note”) and the pledge agreement substantially in the form of Exhibit B (the “Security Agreement”) within five (5) business days of a written request from Borrower.  Borrower may request that the amount of the Loan be less than the Loan Cap.  Unless agreed to in writing by the Company, after authorization by the Compensation Committee of the Board of Directors, the Loan Cap shall not be increased.

          2.       Conditions to the Company’s Loan.  The Company’s obligation to make the Loan described in Section 1 is contingent upon the following:

                    (a)      the Company’s obtaining a satisfactory bank loan to finance the full amount of the Loan, which bank loan is expected to be guaranteed by Warburg Pincus . or its affiliates;

                    (b)      the delivery by Borrower of an executed copy of the Note, the Security Agreement, three undated stock powers with respect to the certificates representing the Pledged Shares executed in blank by Borrower substantially in the form attached as an Exhibit to the Security Agreement, one or more UCC-1 financing statements substantially in the form attached as an Exhibit to the Security Agreement and such other documents as the Company shall reasonably request to perfect its security interest in the Collateral;

                    (c)      Borrower shall not have commenced a voluntary proceeding seeking liquidation, reorganization or other relief with respect to Borrower or Borrower’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for Borrower or a substantial part of Borrower’s property nor shall Borrower consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against Borrower nor shall Borrower make a general assignment for the benefit of creditors or generally fail to pay Borrower’s debts as they become due or shall take any action to authorize any of the foregoing;

                    (d)      an involuntary proceeding shall not have been commenced against Borrower seeking liquidation, reorganization or other relief with respect to Borrower or Borrower’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for Borrower or a substantial part of his property;

                    (e)      Borrower’s employment by or association with the Company is terminated for “cause” (as defined in the form of Note attached hereto as Exhibit A); and

                    (f)      Borrower is employed by, or provides consulting services to, another company or business that provides neuroscience-based educational technology products.

          3.       Miscellaneous

                    (a)      Governing Law.  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of California, without reference to principles of conflicts of laws.

                    (b)      Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                    (c)      Entire Agreement. This Agreement and the exhibits hereto constitute the entire agreement between the parties relating to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

                    (d)      Severability Of Provisions.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                    (e)      Notices. All written communications provided for hereunder shall be sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (a) if to Borrower, addressed to Borrower’s residence address on the records of the Company or at such other address as Borrower shall have specified to the Company in writing; and (b) if to the Company, addressed to it at its executive office address or at such other address as the Company shall have specified to Borrower in writing.

                    (f)      Benefit.  The Company may assign all or part of its rights under this Agreement to any other party.  Borrower may not assign its rights or obligations hereunder without the Company’s express written consent.  Borrower, the Company and their permitted successors and assigns shall be bound by this Agreement.  They shall be the only persons entitled to its benefits.

                    (g)      Expenses.  Each party to this Agreement and the exhibits shall bear its own expenses and legal fees incurred by it with respect to this Agreement and all related transactions and agreements.

                    (h)      Amendments.   Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived, only with the written consent of the Company and Borrower.

                    (i)       Termination.   This Agreement, and all obligations hereunder, shall terminate and be of no force and effect, after April 15, 2001.

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          IN WITNESS WHEREOF, the parties hereto have executed this Loan Agreement as of the date first above written.

BORROWER:

Signature:	/s/ Sheryle J. Bolton

Printed Name: Sheryle J. Bolton

THE COMPANY:

SCIENTIFIC LEARNING CORPORATION

By:	/s/ Carleton Holstrom
Carleton Holstrom, on behalf of the Compensation Committee of the Board of Directors

[SIGNATURE PAGE TO LOAN AGREEMENT]

SECURED PROMISSORY NOTE

$1,400,000.00	April 11, 2001
Oakland, California

          FOR VALUE RECEIVED, Sheryle J. Bolton (“Borrower”), an employee of Scientific Learning Corporation, a Delaware corporation (“Company,) hereby unconditionally promises to pay to the order of Company, in lawful money of the United States of America and in immediately available funds, the principal sum of One Million Four Hundred Thousand Dollars ($1,400,000.00) (the “Loan”) together with accrued and unpaid interest thereon, due and payable on the dates and in the manner set forth below.

          It is the intent of the parties that the purpose of this Note is not for consumer, family or household purposes.

          This Secured Promissory Note is the Note referred to in and is executed and delivered in connection with that certain Pledge Agreement dated as of even date herewith and executed and delivered by Borrower in favor of Company (as the same may from time to time be amended, modified or supplemented or restated (the “Security Agreement”).  Additional rights of Company are set forth in the Security Agreement.  All capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Security Agreement.

          1.       Principal Repayment.  The outstanding principal amount of the Loan shall be due and payable on December 31, 2005 (the “Termination Date”).

          2.       Interest Rate.       Borrower further promises to pay interest on the outstanding principal amount hereof from the date hereof until payment in full, which interest shall be compounded annually and payable at the rate of Four and 94/100 percent (4.94%) per annum or the maximum rate permissible by law (which under the laws of the State of California shall be deemed to be the laws relating to permissible rates of interest on commercial loans), whichever is less.  Interest shall be due and payable on the Termination Date and shall be calculated on the basis of a 365 day year for the actual number of days elapsed.

          Any principal repayment or interest payment on the Loan hereunder not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest at Six and 94/100 percent (6.94%) per annum.

          3.       Manner of Payment. Both principal and interest are payable in immediately available funds in lawful money of the United States of America to the Company at the principal office of Company unless another place of payment shall be specified in writing by Company.

          4.       Application of Payments.  Payment on this Note shall be applied first to accrued interest, if any, and thereafter to the outstanding principal balance hereof.  Borrower may at any time pay the full amount or any portion of this Note without notice or payment of any penalty, premium or fee.  Any such prepayment shall be accompanied by payment of any and all accrued and unpaid interest on the amount prepaid. All payments made on account of the principal of or interest on this Note shall be recorded in the books and records of the Company; provided, however, that the failure of the Company to make any notation or any error therein shall not in any manner affect the obligation of Borrower to repay this Note in accordance with the terms hereof.  Borrower agrees that any document submitted by the Company purporting to show the outstanding principal amount of this Note and all accrued and unpaid interest hereon shall be conclusive in the absence of manifest error.

          5.       Secured Note.  The full amount of this Note is secured by the collateral identified and described as security therefor in the Security Agreement. Borrower shall not, directly or indirectly, create, permit or suffer to exist, and shall defend the collateral against and take such other action as is necessary to remove, any lien on or in the collateral, or in any portion thereof, except as permitted pursuant to the Security Agreement.  To the extent Borrower is unable to satisfy this Note when due with the collateral described in the Security Agreement, the Company may hold Borrower personally liable for this Note or assert any claim against Borrower for the payment of this Note.

          6.       Default.  Each of the following events shall be an “Event of Default” hereunder:

                    (a)      Borrower shall fail to pay when due the Obligations or any part thereof and such failure shall have continued for at least five business days thereafter;

                    (b)      Any representation or warranty made or deemed made by Borrower in the Security Agreement or in any certificate, report, notice or financial statement furnished at any time in connection with the Security Agreement, the Loan or this Note shall be false, misleading or erroneous in any material respect when made or deemed to have been made;

                    (c)      Borrower shall fail to perform, observe or comply with any covenant, agreement or term contained in the Security Agreement and such failure shall continue for a period of ten business days after the earlier of (i) notice thereof being given by the Company to Borrower or (ii) such default otherwise becoming known to Borrower;

                    (d)      Borrower shall commence a voluntary proceeding seeking liquidation, reorganization or other relief with respect to Borrower or Borrower’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for him or a substantial part of his property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against him or shall make a general assignment for the benefit of creditors or shall generally fail to pay his debts as they become due or shall take any action to authorize any of the foregoing;

                    (e)      an involuntary proceeding shall be commenced against Borrower seeking liquidation, reorganization or other relief with respect to Borrower or Borrower’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for Borrower or a substantial part of his property, and such involuntary proceeding shall remain undismissed and unstayed for a period of 60 days;

                    (f)      the Security Agreement or this Note shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by Borrower, or Borrower shall deny any further liability or obligation under the Security Agreement or this Note;

                    (g)      Borrower’s employment by or association with the Company is terminated for “cause” (as defined below);

                    (h)      Borrower is employed by, or provides consulting services to, another company or business that provides neuroscience-based educational technology products; or

                    (i)       Borrower shall breach any representation or covenant under the Security Agreement.

          Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Company, and, in the case of an Event of Default pursuant to (d), (e) or (f) above, automatically, be immediately due, payable and collectible by Company pursuant to applicable law.  Notwithstanding the foregoing, if an Event of Default has occurred under (g) or (h) above (together, the “Employment Defaults”), Borrower shall have 90 days after such event to pay all unpaid principal, accrued interest and other amounts owing hereunder.   Company shall have all rights and may exercise any remedies available to it under law, successively or concurrently.  Borrower expressly acknowledges and agrees that the Company shall have the right to offset any obligations of Borrower hereunder against salaries, bonuses or other amounts that may be payable to Borrower by the Company.

          “Cause” shall be defined to include the following, as determined in good faith by the Board of Directors in its sole discretion: (i) material breach of the Company’s policies, (ii) material breach of the Security Agreement or this Note, (iii) neglect or abandonment of assigned duties, (iv) the commission of any act of fraud, embezzlement or dishonesty against the Company, (v) conviction of any felony or any crime of moral turpitude or dishonesty, (vi) intentional damage to the Company’s property, (vii) any material breach of a proprietary information and inventions agreement with the Company or unauthorized use or disclosure of confidential information or trade secrets of the Company, or (viii) conduct by Borrower which demonstrates unfitness to serve.

          Waiver. Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys’ fees, costs and other expenses.

          The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

          7.       Governing Law.  This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

          8.       Expenses.  Borrower agrees to pay all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and costs of court, incurred by Company or any other holder of this Note in collecting or enforcing payment of this Note in accordance with its terms.

          9.       Amendment. This Note may not be changed, amended or modified except in a writing executed by Borrower and the holder hereof.

          10.     Complete Agreement. This Note and the Security Agreement represent the final agreement between Borrower and Company with respect to the matters referred to herein and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreement of Borrower and Company.  There are no oral agreements between Borrower and Company with respect to the matters referred to herein.

          11.     Successors and Assigns.  The provisions of this Note shall inure to the benefit of and be binding on any successor to Borrower and shall extend to any holder hereof. Borrower shall not, without the prior written consent of holder, assign any of its rights or obligations hereunder.

          IN WITNESS WHEREOF, this Note has been executed as of the date first written above.

BORROWER:

Signature:	/s/ Sheryle J. Bolton

Printed Name: Sheryle J. Bolton

PLEDGE AGREEMENT

          THIS PLEDGE AGREEMENT (this “Agreement”), dated as of April 11, 2001 is executed by Sheryle J. Bolton (“Borrower”), an individual residing in Oakland, California, and SCIENTIFIC LEARNING CORPORATION, a Delaware corporation (the “Company”).

          WHEREAS, the Company has loaned $1,400,000 to Borrower which loan will not be used to buy or carry public company stock;

          WHEREAS, such loan (the “Loan”) is evidenced by a Secured Promissory Note, dated the date hereof, executed by Borrower and made payable to the order of the Company (together with all renewals, extensions and replacements thereof, the “Note”); and

          WHEREAS, the Company was unwilling to make the Loan to Borrower unless Borrower entered into this Agreement to secure the payment and performance of the Note by Borrower.

          NOW, THEREFORE, Borrower and the Company hereby agree as follows:

          Section 1.    Definitions.  For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following respective meanings:

          “Code” means the Uniform Commercial Code in effect in the State of California.

          “Collateral” means (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares, (b) all dividends, distributions and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares and (c) all proceeds of any of the foregoing (whether such proceeds arise before or after the commencement of a case under the bankruptcy laws by or against Borrower as debtor).

          “Event of Default” means any one or more of the following events:

          (a)      Borrower shall fail to pay when due the Obligations or any part thereof and such failure shall have continued for at least five business days;

          (b)      any representation or warranty made or deemed made by Borrower in this Agreement or in any certificate, report, notice or financial statement furnished at any time in connection with this Agreement, the Loan or the Note shall be false, misleading or erroneous in any material respect when made or deemed to have been made;

          (c)      Borrower shall fail to perform, observe or comply with any covenant, agreement or term contained in this Agreement and such failure shall continue for a period of five business days after the earlier of (i) notice thereof being given by the Company to Borrower or (ii) such default otherwise becoming known to Borrower;

          (d)      Borrower shall commence a voluntary proceeding seeking liquidation, reorganization or other relief with respect to Borrower or Borrower’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for him or a substantial part of his property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against him or shall make a general assignment for the benefit of creditors or shall generally fail to pay his debts as they become due or shall take any action to authorize any of the foregoing;

          (e)      an involuntary proceeding shall be commenced against Borrower seeking liquidation, reorganization or other relief with respect to Borrower or Borrower’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for Borrower or a substantial part of his property, and such involuntary proceeding shall remain undismissed and unstayed for a period of 60 days;

          (f)      this Agreement or the Note shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by Borrower, or Borrower shall deny any further liability or obligation under this Agreement or the Note; or

          (g)      ninety (90) days after any Employment Default (as defined in the Note), if any amount then remains outstanding under the Note.

          “Lien” means any lien, mortgage, security interest, tax lien, pledge, assessment, encumbrance, lease, adverse claim, levy, charge or retained interest pursuant to a conditional sale or title retention contract, or any other interest in property designed to secure the repayment of debt or any other obligation, whether arising by agreement, operation of law or otherwise, or any contract to give any of the foregoing.

          “Loan” has the meaning specified in the second recital hereof.

          “Note” has the meaning specified in the second recital hereof.

          “Obligations” means all obligations of Borrower to the Company under or in connection with the Note, regardless of how created, arising or evidenced and whether direct or indirect, primary or secondary, absolute or contingent, joint or several or now or hereafter existing or due or to become due, and all interest accruing thereon, and all attorneys’ fees and other expenses incurred in the enforcement or collection thereof.

          “Person” means any natural person, partnership, corporation, business trust, association, company, limited liability company, joint venture, governmental authority or any other form of business or legal entity.

          “Pledged Shares” means a total of 260,785 shares of Common Stock of the Company registered in the name of Borrower, which are represented by stock certificates numbers SCIL 890, SCIL 876, SCIL 985, SCI 2022, SCI 2084 and SCI 2085.  Notwithstanding the foregoing, “Pledged Shares” shall not include any shares of Common Stock of the Company which have been released from this Agreement pursuant to Section 10.

          “Securities Act” means the Securities Act of 1933, as amended.

          Unless the context otherwise requires, terms defined in the Code shall have the same meanings when used in this Agreement.

          Section 2.    Pledge.

          (a)      As security for the prompt and complete payment and performance when due of all of the Obligations, Borrower hereby pledges, hypothecates, assigns and grants to the Company a continuing security interest of first priority in all of the Collateral.

          (b)      On the date hereof, Borrower shall deliver to the Company three undated stock powers with respect to the certificates representing the Pledged Shares duly executed in blank, substantially in the form of Exhibit A attached hereto, one or more UCC-1 financing statements, substantially in the form of Exhibit B attached hereto, and such other documents as the Company shall reasonably request to perfect its security interest in the Collateral.

          As further described in this Agreement, nothing in this Agreement, the Note or any other agreement shall limit the Company’s right to hold Borrower personally liable for the Note or assert any claim against Borrower for the payment of the Note.

          Section 3.    Stock Dividends, etc.  If, while this Agreement is in effect, Borrower shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or rights (in connection with Borrower’s ownership of the Collateral, whether as an addition to, in substitution of or in exchange for any Pledged Shares or any other Collateral), Borrower agrees to accept the same as the Company’s agent and to hold the same in trust on behalf of and for the benefit of the Company, subject to the terms of this Agreement, as additional Collateral.

          Section 4.    Cash Dividends; Voting Rights; Dissolution.

          (a)      Unless an Event of Default shall have occurred and be continuing, Borrower shall be entitled, except as provided in Sections 3 and 5, to receive all dividends and distributions in respect of the Collateral, to vote the Collateral and to give consents, waivers and ratifications in respect of the Collateral; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken which would have a material adverse effect on the value or marketability of the Collateral or be inconsistent with or violate the provisions of this Agreement and, provided further, that any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of the issuer thereof shall be paid over to the Company to be held by it as additional Collateral for the Obligations subject to the term hereof.

          (b)      Borrower hereby appoints the Company, with full power of substitution, effective upon the occurrence of any Event of Default,  as Borrower’s proxy and attorney-in-fact to vote, give consents and approvals, call meetings and exercise any other rights with respect to the Pledged Shares or any other Collateral.  This proxy and power-of-attorney shall be in full force and effect upon the occurrence of any Event of Default until the termination of this Agreement and is irrevocable and exclusive and shall not be terminated or otherwise affected by any action or inaction of Borrower or by operation of law, by death or disability of Borrower or by the occurrence of any other event.  Except as set forth in paragraph (a) above, Borrower shall have no right to vote, give consents or approvals or exercise any other right with respect to the Pledged Shares or any other Collateral.

          Section 5.    Rights of the Company.

          (a)      The Company shall have the right to deliver any stop-order instructions to the Company’s transfer agent in order to prevent Borrower from making any transfers or pledges of the Pledged Shares in violation of this Agreement.  The Company shall also have the right to remove any such stop-order instructions at any time.

          (b)      Subject to the Company’s obligations under secured transactions law if the Company has taken possession of the Collateral, the Company shall not be liable for failure to collect or realize upon the Obligations secured hereby or any collateral security or guarantee therefor, or any put thereof, or for any delay in so doing, nor shall the Company be under any obligation to take any action whatsoever with regard thereto.

          (c)      If an Event of Default has occurred and is continuing, the Company shall notify Borrower in writing requesting immediate delivery by Borrower to the Company of any and all certificates comprising a part of the Collateral.  If Borrower delivers such certificate(s), the Company may transfer or register or have registered in the name of the Company or the Company’s nominee any and all shares comprising a part of the Collateral, and the Company or its nominee may thereafter exercise all voting and corporate rights at any meeting of the Company’s shareholders and any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares comprising a part of the Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Company or upon the exercise by Borrower or the Company of any right, privilege or option pertaining to the Collateral, and, in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it. If Borrower fails to deliver such certificates within three (3) business days of receipt of the Company’s notice, Borrower agrees that the Company may complete one or more stock powers in order to transfer to the Company (or such other individual or entity as the Company determines) the number of shares necessary to satisfy the Obligations and the Company shall have such rights described in this Section 5.  The Company shall have no duty to exercise any of the aforesaid rights, privileges or options, and the Company shall not be responsible for any failure to do so or delay in so doing.

          Section 6.    Remedies.

          (a)      In the event that an Event of Default shall have occurred and be continuing, the Company may (i) by notice to Borrower, declare the Note, or any portion thereof, to be immediately due and payable, and the same shall thereupon become immediately due and payable, without any other notice and without demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest or other formalities of any kind, all of which are hereby expressly waived by Borrower to the extent permitted by law and/or (ii) without demand of performance or other demand, advertisement or notice of any kind to or upon Borrower or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), exercise in respect of the Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral), including collecting, receiving, appropriating and realizing upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker’s board or at any of the Company’s offices or elsewhere upon such terms and conditions as it may, in its absolute discretion, deem advisable and at such prices as it may, in its absolute discretion, deem best, for cash or on credit or for future delivery without the assumption of any credit risk, free of any right or equity of redemption in Borrower, which right or equity is hereby expressly waived and released to the extent permitted by law, upon any such sale or sales, public or private, to purchase the whole or any part of the Collateral so sold; provided, however, that Borrower shall not be credited with the net proceeds of any credit sale or future delivery until cash proceeds are actually received by the Company.

          (b)      Borrower agrees that, to the extent notice of sale shall be required by law, at least 10 days’ notice to Borrower of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters.

          (c)      In case the Company shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Company then and in every such case Borrower and the Company shall be restored to their respective former positions and rights hereunder with respect to the Collateral and all rights, remedies and powers of the Company shall continue as if no such proceeding had been instituted.

          (d)      All rights and remedies of the Company expressed herein are in addition to all other rights and remedies possessed by the Company under the Note, at law or in equity.

          Section 7.    Sale of Collateral.

          (a)      If at any time when the Company shall determine to exercise its right to sell all or any part of the Collateral pursuant to Section 6 hereof, such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, the Company may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Company may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Company, in its sole and absolute discretion, (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under the Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof.  In the event of any such sale, the Company shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Company, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.  Borrower agrees that the Company need not sell the Collateral in a public offering even though it may yield a higher price than the actual method of sale.

          (b)      Borrower agrees that a sale of any Collateral is a public sale pursuant to Section 9-504(3) of the Uniform Commercial Code if (i) an offer to sell such Collateral has been advertised for at least one day in each of two consecutive weeks in any newspaper of general circulation in the San Francisco financial community and such sale is made more than 10 days after the first such advertisement or (ii) such Collateral is offered to at least five bona fide offerees who the Company reasonably believes may be interested in that type of investment.  This shall not constitute an admission that any such offer is a public offering under securities laws or that any other method of sale is not a public sale.

          Section 8.    Application of Proceeds.  Any proceeds of disposition of any Collateral shall be applied:

          first, to the Company’s expenses in enforcing its rights and remedies, including reasonable attorney’s fees and expenses,

          second, to the satisfaction of the Obligations, in the order and manner provided in the Note,

          third, to the payment of any other amount required by law, and fourth, to Borrower.

          Borrower shall remain liable for any deficiency in the Obligations.

          Section 9.    Possession of Collateral.  For convenience purposes only, and not to extend any rights to Borrower thereby, Borrower shall be entitled to hold the Collateral in trust subject to the provisions of this Agreement, except as from time to time the Collateral may be required for recordation or for the purpose of enforcing or realizing upon any right or value represented thereby.  As further described below in Section 12, Borrower’s possession of the Collateral does not give Borrower the right to transfer the Collateral or take any other action that would restrict or nullify the Company’s rights to hold a perfected security interest in the Collateral.  In order to handle the administrative task of transferring ownership of the Collateral from Borrower should an Event of Default occur and Borrower fail to provide the Company with the certificates representing the Collateral, Borrower shall deliver to the Company three undated stock powers with respect to the certificates representing the Pledged Shares duly executed in blank, substantially in the form of Exhibit A attached hereto.

          Section 10.  Release of Collateral.

          (a)      If the Aggregate Market Value on any date exceeds the Borrowing Base on such date, then Borrower shall be entitled to obtain a release of Pledged Shares from this Agreement and the security interest created hereby so long as, immediately after giving effect to such release, the Aggregate Market Value is not less than the Borrowing Base.  As used herein, (i) “Aggregate Market Value” means, as of any date, the aggregate fair market value of the Pledged Shares on such date, as determined by the Per Share Market Value on such date, (ii) “Per Share Market Value” means, as of any date, the closing price per share of Common Stock of the Company as reported in the Wall Street Journal for the last trading day immediately preceding such date and (iii) “Borrowing Base” means, as of any date, 120% of the principal balance of the Note outstanding on such date.

          (b)      In the event that the Aggregate Market Value is less than the Borrowing Base, then Borrower shall have no obligation to pledge additional shares of Common Stock of the Company.

          (c)      At the request of Borrower, the Company shall promptly execute and deliver to Borrower all such certificates and other instruments, including the filing of any amended UCC-1 financing statements, as shall be necessary or appropriate in order to effectuate any release to which Borrower has become entitled under this Section 10.

          (d)      If Borrower wishes to sell Pledged Shares that Borrower is not entitled to have released under this Section 10 for the purpose of using the proceeds to pay obligations under the Note, the Company and Borrower shall cooperate to facilitate the prompt execution of such sales and delivery to the Company of the proceeds thereof as payment under the Note.

          Section 11.  Representations and Warranties of Borrower.  Borrower hereby represents and warrants to the Company as follows:

          (a)      Borrower has the legal capacity necessary or advisable to enter into and perform this Agreement.

          (b)      Borrower has duly executed and delivered this Agreement.

          (c)      Borrower’s execution, delivery and performance of this Agreement, and the enforcement by the Company of any of its rights hereunder, do not and will not breach or constitute a default, give rise to any right of acceleration or termination or result in or require the creation of any Lien under any agreement or instrument to which Borrower is a party or by which Borrower or any of Borrower’s property is bound.

          (d)      This Agreement is a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

          (e)      This Agreement creates in favor of the Company a legal, valid and binding security interest, enforceable in accordance with its terms, in all the Collateral.

          (f)      The Company has a first priority security interest in the Pledged Shares.  No action by the Company is required to perfect a first priority security interest in favor of the Company in all Collateral.

          Section 12.  Certain Covenants of Borrower.  Borrower covenants and agrees with the Company that until the Obligations are paid and performed in full:

          (a)      Borrower shall promptly notify the Company of the occurrence or existence of any Event of Default or the occurrence or existence of any condition or event that, with the giving of notice or lapse of time or both, would be an Event of Default.

          (b)      Borrower shall maintain the Collateral free from any Lien adverse to the Company.

          (c)      Borrower shall keep accurate records with respect to the Collateral. If requested by the Company, Borrower shall permit the Company and its agents and representatives to examine and make copies or abstracts of such records. If requested by the Company, Borrower shall prepare and deliver to the Company a statement accurately identifying or describing any or all Collateral.

          (d)      Borrower agrees to take any action (including the execution, delivery, recording, filing, rerecording and refiling of any financing statements, continuation statements or other documents) that the Company may reasonably request to (i) perfect, continue, maintain, preserve and protect the security interest purported to be created hereby as a first priority security interest in all the Collateral, (ii) enable the Company to exercise and enforce its rights and remedies or (iii) otherwise effect the purposes of this Agreement.  If the Company believes that it needs to obtain injunctive relief  in order to perfect its security interest in the Collateral, Borrower agrees to consent to such injunctive relief without delay or challenge.

          (e)      Borrower shall not permit or suffer to exist any Lien on any Collateral, or part thereof, except for the security interest created hereby.

          (f)      Borrower shall not transfer, pledge or otherwise assign the Pledged Shares and agrees that its right to retain possession of the collateral pursuant to Section 9 is for convenience only and Borrower shall not take any action that would restrict or nullify the Company’s rights hereunder.

          (g)      Borrower shall not use any proceeds from the Loan to buy or carry public company stock.

          Section 13.  No Waiver; Modifications in Writing.  No failure or delay on the part of the Company in exercising any right, power or remedy hereunder shall operate as a waiver hereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company at law or in equity or otherwise.  No amendment, modification, supplement, termination or waiver of or to any provision of this Agreement nor consent to any departure by Borrower shall be effective unless the same shall be in writing and signed by or on behalf of the Company. Any amendment, modification or supplement of or to any provision of this Agreement, any waiver of any provision of this Agreement and any consent to any departure by Borrower from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given.  Except where notice is specifically required by this Agreement or the Note, no notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances.

          Section 14.  Security Agreement as Financing Statement. The Company is authorized to file this Agreement or a photocopy hereof as a financing statement with respect to any one or more items comprising the Collateral.

          Section 15.  Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

          Section 16.  Security Interest Absolute.  All rights of the Company and security interests hereunder, and all obligations of Borrower hereunder, shall be absolute and unconditional irrespective of:

          (a)      any lack of validity or enforceability of the Note or any other agreements or instruments relating thereto;

          (b)      any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Note;

          (c)      any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

          (d)      any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower or a third party pledgor.

          Section 17.  Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

          Section 18.  Severability Of Provisions.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          Section 19.  Notices. All written communications provided for hereunder shall be sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (a) if to Borrower, addressed to Borrower’s residence address on the records of the Company or at such other address as Borrower shall have specified to the Company in writing; and (b) if to the Company, addressed to it at its executive office address or at such other address as the Company shall have specified to Borrower in writing.

          Section 20.  Submission to Jurisdiction.  BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN CALIFORNIA OVER ANY ACTION OR PROCEEDING (A) TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS AGREEMENT OR THE NOTE OR (B) ARISING FROM OR RELATING TO ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT AND THE NOTE, AND BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR FEDERAL COURT. BORROWER HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER AT BORROWER’S ADDRESS FOR NOTICES PURSUANT TO SECTION 19, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO BORROWER AT BORROWER’S ADDRESS PROVIDED IN SECTION 19, EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THAT HE MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM OR VENUE TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING. BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS SECTION 20 SHALL AFFECT THE RIGHT OF ANY OTHER PERSON TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITED BY APPLICABLE LAW, OR THE RIGHT OF ANY OTHER PERSON TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR THE PROPERTY OF BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

          Section 21.  Final Agreement of the Parties.  THE NOTE AND THIS AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS REFERRED TO THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS REFERRED TO HEREIN OR IN THE NOTE.

          Section 22.  Headings, etc. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.  In this Agreement, unless a clear contrary intention appears, (i) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision and (ii) reference to any Section means such Section of this Agreement.

          Section 23.  Waiver of Protest and Bond.  In the event the Company seeks to take possession of any or all of the Collateral by injunctive relief or other judicial process, Borrower hereby irrevocably waives protest any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

          Section 24.  Benefit.  The Company may assign all or part of its rights under this Agreement to any holder of an Obligation. Borrower, the Company and their permitted successors and assigns shall be bound by this Agreement. They shall be the only Persons entitled to its benefits.

[THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BORROWER:
Signature:	/s/ Sheryle J. Bolton

Printed Name: Sheryle J. Bolton
THE COMPANY:

SCIENTIFIC LEARNING CORPORATION

By:	/s/ Carleton A. Holstrom
Carleton A. Holstrom, on behalf of the Compensation Committee of the Board of Directors

[SIGNATURE PAGE TO PLEDGE AGREEMENT]

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

          FOR VALUE RECEIVED, ______________________ hereby sells, assigns and transfers unto ______________________, ______________________ (_______) shares of the Common Stock of Scientific Learning Corporation (the “Company”) standing in the undersigned’s name on the books of the Company represented by Certificate No.(s) ______________________ herewith and do hereby irrevocably constitute and appoint the Company’s transfer agent to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated:  __________

Signature of Borrower: _____________________________
Name of Borrower: ________________________________

If Applicable:
Additional Signature:________________________________
Name of Signatory:_________________________________

EXHIBIT B

UCC-1 FINANCING STATEMENT

THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT — FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

A. NAME & TEL. # OF CONTACT AT FILER (optional)		B. FILING OFFICE ACCT. # (optional)
C. RETURN COPY TO: (Name and Mailing Address) Diana R. Sanchez Cooley Godward LLP 3000 El Camino Real Palo Alto, CA 94306
D. OPTIONAL DESIGNATION (if applicable): : LESSOR/LESSEE : CONSIGNOR/CONSIGNEE : NON-UCC FILING
1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)
OR				1a. ENTITY’S NAME

1b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

1c. MAILING ADDRESS			CITY	STATE	COUNTRY	POSTAL CODE

1d. S.S. OR TAX I.D.#	OPTIONAL ADD’NL INFO RE ENTITY DEBTOR	1e. TYPE OF ENTITY	1f. ENTITY’S STATE OR COUNTRY OF ORGANIZATION	1g. ENTITY’S ORGANIZATION I.D.#, if any ☐ NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
OR				2a. ENTITY’s name

2b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

2c. MAILING ADDRESS			CITY	STATE	COUNTRY	POSTAL CODE

2d. S.S. OR TAX I.D.#	OPTIONAL ADD’NL INFO RE ENTITY DEBTOR	2e. TYPE OF ENTITY	2f. ENTITY’S STATE OR COUNTRY OF ORGANIZATION	2g. ENTITY’S ORGANIZATION I.D.#, if any ☐ NONE

3. SECURED PARTY’S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
OR				3a. ENTITY’S NAME SCIENTIFIC LEARNING CORPORATION
3b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

3c. MAILING ADDRESS 1995 University Avenue, Suite 400			CITY Berkeley	STATE CA	COUNTRY USA	POSTAL CODE 94704

4.  This FINANCING STATEMENT covers the following types or items of property:

All right, title and interest of Debtor in, to and under the personal property set forth on EXHIBIT A attached hereto and incorporated herein by reference.

5.CHECK ☐ BOX (if applicable)	This FINANCING STATEMENT is signed by the Secured Party instead of the Debtor to perfect a security interest (a) in collateral already subject to a security interest in another jurisdiction when it was brought into this state, or when the debtor’s location was changed to this state, or (b) in accordance with other statutory provisions [additional data may be required]				7. If filed in Florida (check one) ☐ Documentary ☐ Documentary stamp tax paid tax not applicable

6. REQUIRED SIGNATURE(S)			8. : This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS Attach Addendum [if applicable]

By: Title:			9. Check to REQUEST SEARCH CERTIFICATE(S) on debtor(s) [ADDITIONAL FEE] (optional) ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

(1) FILING OFFICER COPY — NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS.) (REV. 12/18/95)

Exhibit A
to

UCC-1 Financing Statement

between

SCIENTIFIC LEARNING CORPORATION, as Secured Party

and

______________________________, as Debtor

1.                 Borrower hereby pledges, hypothecates, assigns and grants to the Secured Party a continuing security interest of first priority in all of the Collateral.

2.       For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following respective meanings:

          “Code” means the Uniform Commercial Code in effect in the State of California.

          “Collateral” means (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares, (b) all dividends, distributions and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares and (c) all proceeds of any of the foregoing (whether such proceeds arise before or after the commencement of a case under the bankruptcy laws by or against Borrower as debtor).

           “Pledged Shares” means ________________ shares of Common Stock of the Company registered in the name of Borrower represented by stock certificate number(s) __________________________.

Exhibit

LOAN AGREEMENT

          THIS LOAN AGREEMENT (this “Agreement”), dated as of April 11, 2001, is executed by Frank M. Mattson (“Borrower”), and SCIENTIFIC LEARNING CORPORATION, a Delaware corporation (the “Company”).  All capitalized terms that are not otherwise defined herein shall have the meaning set forth in the Security Agreement.

RECITALS

          WHEREAS, the Board of Directors of the Company has authorized the Company to loan up to $275,000 (the “Loan Cap”) to Borrower, which loan will not be used to buy or carry public company stock (the “Loan”);

          WHEREAS, the parties wish to execute this Agreement to confirm the Company’s commitment to extend such Loan and to attach the form of agreements to be used in executing the Loan and extending a security interest to the Company as collateral for the Loan;

          NOW, THEREFORE, in consideration of the promises made herein and for other good and valuable consideration, Borrower and the Company hereby agree as follows:

          1.       Loan.  Subject to the provisions of this Agreement, the Company agrees, at any time prior to April 15, 2001, to make the Loan to Borrower pursuant to a secured promissory note substantially in the form of Exhibit A (the “Note”) and the pledge agreement substantially in the form of Exhibit B (the “Security Agreement”) within five (5) business days of a written request from Borrower.  Borrower may request that the amount of the Loan be less than the Loan Cap.  Unless agreed to in writing by the Company, after authorization by the Compensation Committee of the Board of Directors, the Loan Cap shall not be increased.

          2.       Conditions to the Company’s Loan.  The Company’s obligation to make the Loan described in Section 1 is contingent upon the following:

                    (a)      the Company’s obtaining a satisfactory bank loan to finance the full amount of the Loan, which bank loan is expected to be guaranteed by Warburg Pincus . or its affiliates;

                    (b)      the delivery by Borrower of an executed copy of the Note, the Security Agreement, three undated stock powers with respect to the certificates representing the Pledged Shares executed in blank by Borrower substantially in the form attached as an Exhibit to the Security Agreement, one or more UCC-1 financing statements substantially in the form attached as an Exhibit to the Security Agreement and such other documents as the Company shall reasonably request to perfect its security interest in the Collateral;

                    (c)      Borrower shall not have commenced a voluntary proceeding seeking liquidation, reorganization or other relief with respect to Borrower or Borrower’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for Borrower or a substantial part of Borrower’s property nor shall Borrower consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against Borrower nor shall Borrower make a general assignment for the benefit of creditors or generally fail to pay Borrower’s debts as they become due or shall take any action to authorize any of the foregoing;

                    (d)      an involuntary proceeding shall not have been commenced against Borrower seeking liquidation, reorganization or other relief with respect to Borrower or Borrower’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for Borrower or a substantial part of his property;

                    (e)      Borrower’s employment by or association with the Company is terminated for “cause” (as defined in the form of Note attached hereto as Exhibit A); and

                    (f)      Borrower is employed by, or provides consulting services to, another company or business that provides neuroscience-based educational technology products.

          3.       Miscellaneous

                    (a)      Governing Law.  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of California, without reference to principles of conflicts of laws.

                    (b)      Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                    (c)      Entire Agreement. This Agreement and the exhibits hereto constitute the entire agreement between the parties relating to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

                    (d)      Severability Of Provisions.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                    (e)      Notices.  All written communications provided for hereunder shall be sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (a) if to Borrower, addressed to Borrower’s residence address on the records of the Company or at such other address as Borrower shall have specified to the Company in writing; and (b) if to the Company, addressed to it at its executive office address or at such other address as the Company shall have specified to Borrower in writing.

                    (f)      Benefit.  The Company may assign all or part of its rights under this Agreement to any other party.  Borrower may not assign its rights or obligations hereunder without the Company’s express written consent.  Borrower, the Company and their permitted successors and assigns shall be bound by this Agreement.  They shall be the only persons entitled to its benefits.

                    (g)      Expenses.  Each party to this Agreement and the exhibits shall bear its own expenses and legal fees incurred by it with respect to this Agreement and all related transactions and agreements.

                    (h)      Amendments.   Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived, only with the written consent of the Company and Borrower.

                    (i)       Termination.   This Agreement, and all obligations hereunder, shall terminate and be of no force and effect, after April 15, 2001.

[THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Loan Agreement as of the date first above written.

BORROWER:

Signature:	/s/ Frank M. Mattson

Printed Name: Frank M. Mattson

THE COMPANY:

SCIENTIFIC LEARNING CORPORATION

By:	/s/ Carleton Holstrom
Carleton Holstrom, on behalf of the Compensation Committee of the Board of Directors

[SIGNATURE PAGE TO LOAN AGREEMENT]

SECURED PROMISSORY NOTE

$236,000.00	April 11, 2001
Oakland, California

          FOR VALUE RECEIVED, Frank M. Mattson (“Borrower”), an employee of Scientific Learning Corporation, a Delaware corporation (“Company,) hereby unconditionally promises to pay to the order of Company, in lawful money of the United States of America and in immediately available funds, the principal sum of Two Hundred Thirty-Six Thousand Dollars ($236,000.00) (the “Loan”) together with accrued and unpaid interest thereon, due and payable on the dates and in the manner set forth below.

          It is the intent of the parties that the purpose of this Note is not for consumer, family or household purposes.

          This Secured Promissory Note is the Note referred to in and is executed and delivered in connection with that certain Pledge Agreement dated as of even date herewith and executed and delivered by Borrower in favor of Company (as the same may from time to time be amended, modified or supplemented or restated (the “Security Agreement”).  Additional rights of Company are set forth in the Security Agreement.  All capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Security Agreement.

          1.       Principal Repayment.  The outstanding principal amount of the Loan shall be due and payable on December 31, 2005 (the “Termination Date”).

          2.       Interest Rate.       Borrower further promises to pay interest on the outstanding principal amount hereof from the date hereof until payment in full, which interest shall be compounded annually and payable at the rate of Four and 94/100 (4.94%) per annum or the maximum rate permissible by law (which under the laws of the State of California shall be deemed to be the laws relating to permissible rates of interest on commercial loans), whichever is less.  Interest shall be due and payable on the Termination Date and shall be calculated on the basis of a 365 day year for the actual number of days elapsed.

          Any principal repayment or interest payment on the Loan hereunder not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest at Six and 94/100 percent (6.94%) per annum.

          3.       Manner of Payment. Both principal and interest are payable in immediately available funds in lawful money of the United States of America to the Company at the principal office of Company unless another place of payment shall be specified in writing by Company.

          4.       Application of Payments.  Payment on this Note shall be applied first to accrued interest, if any, and thereafter to the outstanding principal balance hereof.  Borrower may at any time pay the full amount or any portion of this Note without notice or payment of any penalty, premium or fee.  Any such prepayment shall be accompanied by payment of any and all accrued and unpaid interest on the amount prepaid. All payments made on account of the principal of or interest on this Note shall be recorded in the books and records of the Company; provided, however, that the failure of the Company to make any notation or any error therein shall not in any manner affect the obligation of Borrower to repay this Note in accordance with the terms hereof.  Borrower agrees that any document submitted by the Company purporting to show the outstanding principal amount of this Note and all accrued and unpaid interest hereon shall be conclusive in the absence of manifest error.

          5.       Secured Note.  The full amount of this Note is secured by the collateral identified and described as security therefor in the Security Agreement. Borrower shall not, directly or indirectly, create, permit or suffer to exist, and shall defend the collateral against and take such other action as is necessary to remove, any lien on or in the collateral, or in any portion thereof, except as permitted pursuant to the Security Agreement.  To the extent Borrower is unable to satisfy this Note when due with the collateral described in the Security Agreement, the Company may hold Borrower personally liable for this Note or assert any claim against Borrower for the payment of this Note.

          6.       Default.  Each of the following events shall be an “Event of Default” hereunder:

                    (a)      Borrower shall fail to pay when due the Obligations or any part thereof and such failure shall have continued for at least five business days thereafter;

                    (b)      Any representation or warranty made or deemed made by Borrower in the Security Agreement or in any certificate, report, notice or financial statement furnished at any time in connection with the Security Agreement, the Loan or this Note shall be false, misleading or erroneous in any material respect when made or deemed to have been made;

                    (c)      Borrower shall fail to perform, observe or comply with any covenant, agreement or term contained in the Security Agreement and such failure shall continue for a period of ten business days after the earlier of (i) notice thereof being given by the Company to Borrower or (ii) such default otherwise becoming known to Borrower;

                    (d)      Borrower shall commence a voluntary proceeding seeking liquidation, reorganization or other relief with respect to Borrower or Borrower’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for him or a substantial part of his property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against him or shall make a general assignment for the benefit of creditors or shall generally fail to pay his debts as they become due or shall take any action to authorize any of the foregoing;

                    (e)      an involuntary proceeding shall be commenced against Borrower seeking liquidation, reorganization or other relief with respect to Borrower or Borrower’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for Borrower or a substantial part of his property, and such involuntary proceeding shall remain undismissed and unstayed for a period of 60 days;

                    (f)      the Security Agreement or this Note shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by Borrower, or Borrower shall deny any further liability or obligation under the Security Agreement or this Note;

                    (g)      Borrower’s employment by or association with the Company is terminated for “cause” (as defined below);

                    (h)      Borrower is employed by, or provides consulting services to, another company or business that provides neuroscience-based educational technology products; or

                    (i)       Borrower shall breach any representation or covenant under the Security Agreement.

          Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Company, and, in the case of an Event of Default pursuant to (d), (e) or (f) above, automatically, be immediately due, payable and collectible by Company pursuant to applicable law.  Notwithstanding the foregoing, if an Event of Default has occurred under (g) or (h) above (together, the “Employment Defaults”), Borrower shall have 90 days after such event to pay all unpaid principal, accrued interest and other amounts owing hereunder.   Company shall have all rights and may exercise any remedies available to it under law, successively or concurrently.  Borrower expressly acknowledges and agrees that the Company shall have the right to offset any obligations of Borrower hereunder against salaries, bonuses or other amounts that may be payable to Borrower by the Company.

          “Cause” shall be defined to include the following, as determined in good faith by the Board of Directors in its sole discretion: (i) material breach of the Company’s policies, (ii) material breach of the Security Agreement or this Note, (iii) neglect or abandonment of assigned duties, (iv) the commission of any act of fraud, embezzlement or dishonesty against the Company, (v) conviction of any felony or any crime of moral turpitude or dishonesty, (vi) intentional damage to the Company’s property, (vii) any material breach of a proprietary information and inventions agreement with the Company or unauthorized use or disclosure of confidential information or trade secrets of the Company, or (viii) conduct by Borrower which demonstrates unfitness to serve.

          Waiver. Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys’ fees, costs and other expenses.

          The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

          7.       Governing Law.  This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

          8.       Expenses.  Borrower agrees to pay all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and costs of court, incurred by Company or any other holder of this Note in collecting or enforcing payment of this Note in accordance with its terms.

          9.       Amendment. This Note may not be changed, amended or modified except in a writing executed by Borrower and the holder hereof.

          10.     Complete Agreement. This Note and the Security Agreement represent the final agreement between Borrower and Company with respect to the matters referred to herein and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreement of Borrower and Company.  There are no oral agreements between Borrower and Company with respect to the matters referred to herein.

          11.     Successors and Assigns.  The provisions of this Note shall inure to the benefit of and be binding on any successor to Borrower and shall extend to any holder hereof. Borrower shall not, without the prior written consent of holder, assign any of its rights or obligations hereunder.

          IN WITNESS WHEREOF, this Note has been executed as of the date first written above.

BORROWER:

Signature:	/s/ Frank M. Mattson

Printed Name: Frank M. Mattson

PLEDGE AGREEMENT

             THIS PLEDGE AGREEMENT (this “Agreement”), dated as of April 11, 2001 is executed by Frank M. Mattson (“Borrower”), an individual residing in San Francisco, California, and SCIENTIFIC LEARNING CORPORATION, a Delaware corporation (the “Company”).

             WHEREAS, the Company has loaned $236,000 to Borrower which loan will not be used to buy or carry public company stock;

             WHEREAS, such loan (the “Loan”) is evidenced by a Secured Promissory Note, dated the date hereof, executed by Borrower and made payable to the order of the Company (together with all renewals, extensions and replacements thereof, the “Note”); and

             WHEREAS, the Company was unwilling to make the Loan to Borrower unless Borrower entered into this Agreement to secure the payment and performance of the Note by Borrower.

             NOW, THEREFORE, Borrower and the Company hereby agree as follows:

             Section 1.         Definitions.  For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following respective meanings:

             “Code” means the Uniform Commercial Code in effect in the State of California.

             “Collateral” means (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares, (b) all dividends, distributions and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares and (c) all proceeds of any of the foregoing (whether such proceeds arise before or after the commencement of a case under the bankruptcy laws by or against Borrower as debtor).

             “Event of Default” means any one or more of the following events:

             (a)         Borrower shall fail to pay when due the Obligations or any part thereof and such failure shall have continued for at least five business days;

             (b)         any representation or warranty made or deemed made by Borrower in this Agreement or in any certificate, report, notice or financial statement furnished at any time in connection with this Agreement, the Loan or the Note shall be false, misleading or erroneous in any material respect when made or deemed to have been made;

             (c)         Borrower shall fail to perform, observe or comply with any covenant, agreement or term contained in this Agreement and such failure shall continue for a period of five business days after the earlier of (i) notice thereof being given by the Company to Borrower or (ii) such default otherwise becoming known to Borrower;

             (d)         Borrower shall commence a voluntary proceeding seeking liquidation, reorganization or other relief with respect to Borrower or Borrower’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for him or a substantial part of his property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against him or shall make a general assignment for the benefit of creditors or shall generally fail to pay his debts as they become due or shall take any action to authorize any of the foregoing;

             (e)         an involuntary proceeding shall be commenced against Borrower seeking liquidation, reorganization or other relief with respect to Borrower or Borrower’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for Borrower or a substantial part of his property, and such involuntary proceeding shall remain undismissed and unstayed for a period of 60 days;

             (f)         this Agreement or the Note shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by Borrower, or Borrower shall deny any further liability or obligation under this Agreement or the Note; or

             (g)        ninety (90) days after any Employment Default (as defined in the Note), if any amount then remains outstanding under the Note.

             “Lien” means any lien, mortgage, security interest, tax lien, pledge, assessment, encumbrance, lease, adverse claim, levy, charge or retained interest pursuant to a conditional sale or title retention contract, or any other interest in property designed to secure the repayment of debt or any other obligation, whether arising by agreement, operation of law or otherwise, or any contract to give any of the foregoing.

             “Loan” has the meaning specified in the second recital hereof.

             “Note” has the meaning specified in the second recital hereof.

             “Obligations” means all obligations of Borrower to the Company under or in connection with the Note, regardless of how created, arising or evidenced and whether direct or indirect, primary or secondary, absolute or contingent, joint or several or now or hereafter existing or due or to become due, and all interest accruing thereon, and all attorneys’ fees and other expenses incurred in the enforcement or collection thereof.

             “Person” means any natural person, partnership, corporation, business trust, association, company, limited liability company, joint venture, governmental authority or any other form of business or legal entity.

             “Pledged Shares” means a total of 52,591 shares of Common Stock of the Company registered in the name of Borrower, 24,926 of which are represented by stock certificate number SCI 1973 and 27,665 of which are presently held in street name and  are in the process of being certificated.  Notwithstanding the foregoing, “Pledged Shares” shall not include any shares of Common Stock of the Company which have been released from this Agreement pursuant to Section 10.

             “Securities Act” means the Securities Act of 1933, as amended.

             Unless the context otherwise requires, terms defined in the Code shall have the same meanings when used in this Agreement.

             Section 2.         Pledge.

                           (a)         As security for the prompt and complete payment and performance when due of all of the Obligations, Borrower hereby pledges, hypothecates, assigns and grants to the Company a continuing security interest of first priority in all of the Collateral.

                           (b)         On the date hereof, Borrower shall deliver to the Company three undated stock powers with respect to the certificates representing the Pledged Shares duly executed in blank, substantially in the form of Exhibit A attached hereto, one or more UCC-1 financing statements, substantially in the form of Exhibit B attached hereto, and such other documents as the Company shall reasonably request to perfect its security interest in the Collateral.

             As further described in this Agreement, nothing in this Agreement, the Note or any other agreement shall limit the Company’s right to hold Borrower personally liable for the Note or assert any claim against Borrower for the payment of the Note.

             Section 3.         Stock Dividends, etc.  If, while this Agreement is in effect, Borrower shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or rights (in connection with Borrower’s ownership of the Collateral, whether as an addition to, in substitution of or in exchange for any Pledged Shares or any other Collateral), Borrower agrees to accept the same as the Company’s agent and to hold the same in trust on behalf of and for the benefit of the Company, subject to the terms of this Agreement, as additional Collateral.

             Section 4.         Cash Dividends; Voting Rights; Dissolution.

                           (a)         Unless an Event of Default shall have occurred and be continuing, Borrower shall be entitled, except as provided in Sections 3 and 5, to receive all dividends and distributions in respect of the Collateral, to vote the Collateral and to give consents, waivers and ratifications in respect of the Collateral; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken which would have a material adverse effect on the value or marketability of the Collateral or be inconsistent with or violate the provisions of this Agreement and, provided further, that any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of the issuer thereof shall be paid over to the Company to be held by it as additional Collateral for the Obligations subject to the term hereof.

                           (b)         Borrower hereby appoints the Company, with full power of substitution, effective upon the occurrence of any Event of Default,  as Borrower’s proxy and attorney-in-fact to vote, give consents and approvals, call meetings and exercise any other rights with respect to the Pledged Shares or any other Collateral.  This proxy and power-of-attorney shall be in full force and effect upon the occurrence of any Event of Default until the termination of this Agreement and is irrevocable and exclusive and shall not be terminated or otherwise affected by any action or inaction of Borrower or by operation of law, by death or disability of Borrower or by the occurrence of any other event.  Except as set forth in paragraph (a) above, Borrower shall have no right to vote, give consents or approvals or exercise any other right with respect to the Pledged Shares or any other Collateral.

             Section 5.         Rights of the Company.

                           (a)         The Company shall have the right to deliver any stop-order instructions to the Company’s transfer agent in order to prevent Borrower from making any transfers or pledges of the Pledged Shares in violation of this Agreement.  The Company shall also have the right to remove any such stop-order instructions at any time.

                           (b)         Subject to the Company’s obligations under secured transactions law if the Company has taken possession of the Collateral, the Company shall not be liable for failure to collect or realize upon the Obligations secured hereby or any collateral security or guarantee therefor, or any put thereof, or for any delay in so doing, nor shall the Company be under any obligation to take any action whatsoever with regard thereto.

                           (c)         If an Event of Default has occurred and is continuing, the Company shall notify Borrower in writing requesting immediate delivery by Borrower to the Company of any and all certificates comprising a part of the Collateral.  If Borrower delivers such certificate(s), the Company may transfer or register or have registered in the name of the Company or the Company’s nominee any and all shares comprising a part of the Collateral, and the Company or its nominee may thereafter exercise all voting and corporate rights at any meeting of the Company’s shareholders and any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares comprising a part of the Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Company or upon the exercise by Borrower or the Company of any right, privilege or option pertaining to the Collateral, and, in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it. If Borrower fails to deliver such certificates within three (3) business days of receipt of the Company’s notice, Borrower agrees that the Company may complete one or more stock powers in order to transfer to the Company (or such other individual or entity as the Company determines) the number of shares necessary to satisfy the Obligations and the Company shall have such rights described in this Section 5.  The Company shall have no duty to exercise any of the aforesaid rights, privileges or options, and the Company shall not be responsible for any failure to do so or delay in so doing.

             Section 6.         Remedies.

                           (a)         In the event that an Event of Default shall have occurred and be continuing, the Company may (i) by notice to Borrower, declare the Note, or any portion thereof, to be immediately due and payable, and the same shall thereupon become immediately due and payable, without any other notice and without demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest or other formalities of any kind, all of which are hereby expressly waived by Borrower to the extent permitted by law and/or (ii) without demand of performance or other demand, advertisement or notice of any kind to or upon Borrower or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), exercise in respect of the Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral), including collecting, receiving, appropriating and realizing upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker’s board or at any of the Company’s offices or elsewhere upon such terms and conditions as it may, in its absolute discretion, deem advisable and at such prices as it may, in its absolute discretion, deem best, for cash or on credit or for future delivery without the assumption of any credit risk, free of any right or equity of redemption in Borrower, which right or equity is hereby expressly waived and released to the extent permitted by law, upon any such sale or sales, public or private, to purchase the whole or any part of the Collateral so sold; provided, however, that Borrower shall not be credited with the net proceeds of any credit sale or future delivery until cash proceeds are actually received by the Company.

                           (b)         Borrower agrees that, to the extent notice of sale shall be required by law, at least 10 days’ notice to Borrower of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters.

                           (c)         In case the Company shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Company then and in every such case Borrower and the Company shall be restored to their respective former positions and rights hereunder with respect to the Collateral and all rights, remedies and powers of the Company shall continue as if no such proceeding had been instituted.

                           (d)         All rights and remedies of the Company expressed herein are in addition to all other rights and remedies possessed by the Company under the Note, at law or in equity.

             Section 7.         Sale of Collateral.

                           (a)         If at any time when the Company shall determine to exercise its right to sell all or any part of the Collateral pursuant to Section 6 hereof, such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, the Company may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Company may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Company, in its sole and absolute discretion, (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under the Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof.  In the event of any such sale, the Company shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Company, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.  Borrower agrees that the Company need not sell the Collateral in a public offering even though it may yield a higher price than the actual method of sale.

                           (b)         Borrower agrees that a sale of any Collateral is a public sale pursuant to Section 9-504(3) of the Uniform Commercial Code if (i) an offer to sell such Collateral has been advertised for at least one day in each of two consecutive weeks in any newspaper of general circulation in the San Francisco financial community and such sale is made more than 10 days after the first such advertisement or (ii) such Collateral is offered to at least five bona fide offerees who the Company reasonably believes may be interested in that type of investment.  This shall not constitute an admission that any such offer is a public offering under securities laws or that any other method of sale is not a public sale.

             Section 8.         Application of Proceeds.  Any proceeds of disposition of any Collateral shall be applied:

             first, to the Company’s expenses in enforcing its rights and remedies, including reasonable attorney’s fees and expenses,

             second, to the satisfaction of the Obligations, in the order and manner provided in the Note,

             third, to the payment of any other amount required by law, and fourth, to Borrower.

             Borrower shall remain liable for any deficiency in the Obligations.

             Section 9.         Possession of Collateral.  For convenience purposes only, and not to extend any rights to Borrower thereby, Borrower shall be entitled to hold the Collateral in trust subject to the provisions of this Agreement, except as from time to time the Collateral may be required for recordation or for the purpose of enforcing or realizing upon any right or value represented thereby.  As further described below in Section 12, Borrower’s possession of the Collateral does not give Borrower the right to transfer the Collateral or take any other action that would restrict or nullify the Company’s rights to hold a perfected security interest in the Collateral.  In order to handle the administrative task of transferring ownership of the Collateral from Borrower should an Event of Default occur and Borrower fail to provide the Company with the certificates representing the Collateral, Borrower shall deliver to the Company three undated stock powers with respect to the certificates representing the Pledged Shares duly executed in blank, substantially in the form of Exhibit A attached hereto.

             Section 10.      Release of Collateral.

                           (a)         If the Aggregate Market Value on any date exceeds the Borrowing Base on such date, then Borrower shall be entitled to obtain a release of Pledged Shares from this Agreement and the security interest created hereby so long as, immediately after giving effect to such release, the Aggregate Market Value is not less than the Borrowing Base.  As used herein, (i) “Aggregate Market Value” means, as of any date, the aggregate fair market value of the Pledged Shares on such date, as determined by the Per Share Market Value on such date, (ii) “Per Share Market Value” means, as of any date, the closing price per share of Common Stock of the Company as reported in the Wall Street Journal for the last trading day immediately preceding such date and (iii) “Borrowing Base” means, as of any date, 120% of the principal balance of the Note outstanding on such date.

                           (b)         In the event that the Aggregate Market Value is less than the Borrowing Base, then Borrower shall have no obligation to pledge additional shares of Common Stock of the Company.

                           (c)         At the request of Borrower, the Company shall promptly execute and deliver to Borrower all such certificates and other instruments, including the filing of any amended UCC-1 financing statements, as shall be necessary or appropriate in order to effectuate any release to which Borrower has become entitled under this Section 10.

                           (d)         If Borrower wishes to sell Pledged Shares that Borrower is not entitled to have released under this Section 10 for the purpose of using the proceeds to pay obligations under the Note, the Company and Borrower shall cooperate to facilitate the prompt execution of such sales and delivery to the Company of the proceeds thereof as payment under the Note.

             Section 11.      Representations and Warranties of Borrower.  Borrower hereby represents and warrants to the Company as follows:

                           (a)         Borrower has the legal capacity necessary or advisable to enter into and perform this Agreement.

                           (b)         Borrower has duly executed and delivered this Agreement.

                           (c)         Borrower’s execution, delivery and performance of this Agreement, and the enforcement by the Company of any of its rights hereunder, do not and will not breach or constitute a default, give rise to any right of acceleration or termination or result in or require the creation of any Lien under any agreement or instrument to which Borrower is a party or by which Borrower or any of Borrower’s property is bound.

                           (d)         This Agreement is a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

                           (e)         This Agreement creates in favor of the Company a legal, valid and binding security interest, enforceable in accordance with its terms, in all the Collateral.

                           (f)         The Company has a first priority security interest in the Pledged Shares.  No action by the Company is required to perfect a first priority security interest in favor of the Company in all Collateral.

             Section 12.      Certain Covenants of Borrower.  Borrower covenants and agrees with the Company that until the Obligations are paid and performed in full:

                           (a)         Borrower shall promptly notify the Company of the occurrence or existence of any Event of Default or the occurrence or existence of any condition or event that, with the giving of notice or lapse of time or both, would be an Event of Default.

                           (b)         Borrower shall maintain the Collateral free from any Lien adverse to the Company.

                           (c)         Borrower shall keep accurate records with respect to the Collateral. If requested by the Company, Borrower shall permit the Company and its agents and representatives to examine and make copies or abstracts of such records. If requested by the Company, Borrower shall prepare and deliver to the Company a statement accurately identifying or describing any or all Collateral.

                           (d)         Borrower agrees to take any action (including the execution, delivery, recording, filing, rerecording and refiling of any financing statements, continuation statements or other documents) that the Company may reasonably request to (i) perfect, continue, maintain, preserve and protect the security interest purported to be created hereby as a first priority security interest in all the Collateral, (ii) enable the Company to exercise and enforce its rights and remedies or (iii) otherwise effect the purposes of this Agreement.  If the Company believes that it needs to obtain injunctive relief  in order to perfect its security interest in the Collateral, Borrower agrees to consent to such injunctive relief without delay or challenge.

                           (e)         Borrower shall not permit or suffer to exist any Lien on any Collateral, or part thereof, except for the security interest created hereby.

                           (f)         Borrower shall not transfer, pledge or otherwise assign the Pledged Shares and agrees that its right to retain possession of the collateral pursuant to Section 9 is for convenience only and Borrower shall not take any action that would restrict or nullify the Company’s rights hereunder.

                           (g)        Borrower shall not use any proceeds from the Loan to buy or carry public company stock.

             Section 13.      No Waiver; Modifications in Writing.  No failure or delay on the part of the Company in exercising any right, power or remedy hereunder shall operate as a waiver hereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company at law or in equity or otherwise.  No amendment, modification, supplement, termination or waiver of or to any provision of this Agreement nor consent to any departure by Borrower shall be effective unless the same shall be in writing and signed by or on behalf of the Company. Any amendment, modification or supplement of or to any provision of this Agreement, any waiver of any provision of this Agreement and any consent to any departure by Borrower from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given.  Except where notice is specifically required by this Agreement or the Note, no notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances.

             Section 14.      Security Agreement as Financing Statement. The Company is authorized to file this Agreement or a photocopy hereof as a financing statement with respect to any one or more items comprising the Collateral.

             Section 15.      Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

             Section 16.      Security Interest Absolute.  All rights of the Company and security interests hereunder, and all obligations of Borrower hereunder, shall be absolute and unconditional irrespective of:

                           (a)         any lack of validity or enforceability of the Note or any other agreements or instruments relating thereto;

                           (b)         any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Note;

                           (c)         any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

                           (d)         any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower or a third party pledgor.

             Section 17.      Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

             Section 18.      Severability Of Provisions.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

             Section 19.      Notices. All written communications provided for hereunder shall be sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (a) if to Borrower, addressed to Borrower’s residence address on the records of the Company or at such other address as Borrower shall have specified to the Company in writing; and (b) if to the Company, addressed to it at its executive office address or at such other address as the Company shall have specified to Borrower in writing.

             Section 20.      Submission to Jurisdiction.  BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN CALIFORNIA OVER ANY ACTION OR PROCEEDING (A) TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS AGREEMENT OR THE NOTE OR (B) ARISING FROM OR RELATING TO ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT AND THE NOTE, AND BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR FEDERAL COURT. BORROWER HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER AT BORROWER’S ADDRESS FOR NOTICES PURSUANT TO SECTION 19, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO BORROWER AT BORROWER’S ADDRESS PROVIDED IN SECTION 19, EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THAT HE MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM OR VENUE TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING. BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS SECTION 20 SHALL AFFECT THE RIGHT OF ANY OTHER PERSON TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITED BY APPLICABLE LAW, OR THE RIGHT OF ANY OTHER PERSON TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR THE PROPERTY OF BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

             Section 21.      Final Agreement of the Parties.  THE NOTE AND THIS AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS REFERRED TO THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS REFERRED TO HEREIN OR IN THE NOTE.

             Section 22.      Headings, etc. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.  In this Agreement, unless a clear contrary intention appears, (i) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision and (ii) reference to any Section means such Section of this Agreement.

             Section 23.      Waiver of Protest and Bond.  In the event the Company seeks to take possession of any or all of the Collateral by injunctive relief or other judicial process, Borrower hereby irrevocably waives protest any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

             Section 24.      Benefit.  The Company may assign all or part of its rights under this Agreement to any holder of an Obligation. Borrower, the Company and their permitted successors and assigns shall be bound by this Agreement. They shall be the only Persons entitled to its benefits.

[THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK]

             IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BORROWER:
Signature: /s/ Frank M. Mattson

Printed Name: Frank M. Mattson
THE COMPANY:
SCIENTIFIC LEARNING CORPORATION

By: /s/ Carleton A. Holstrom
Carleton A. Holstrom, on behalf of the Compensation Committee of the Board of Directors

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

             FOR VALUE RECEIVED, ______________________ hereby sells, assigns and transfers unto ______________________, ______________________ (_______) shares of the Common Stock of Scientific Learning Corporation (the “Company”) standing in the undersigned’s name on the books of the Company represented by Certificate No.(s) ______________________ herewith and do hereby irrevocably constitute and appoint the Company’s transfer agent to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated:  __________

Signature of Borrower: ____________________________

Name of Borrower: ________________________________

If Applicable:

Additional Signature:________________________________

Name of Signatory: ________________________________

EXHIBIT B

UCC-1 FINANCING STATEMENT

THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT — FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

A. NAME & TEL. # OF CONTACT AT FILER (optional)			B. FILING OFFICE ACCT. # (optional)
C. RETURN COPY TO: (Name and Mailing Address) Diana R. Sanchez Cooley Godward LLP 3000 El Camino Real Palo Alto, CA 94306
D. OPTIONAL DESIGNATION (if applicable): : LESSOR/LESSEE : CONSIGNOR/CONSIGNEE : NON-UCC FILING
1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)
OR		1a. ENTITY’S NAME
		1b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS				CITY	STATE	COUNTRY	POSTAL CODE
1d. S.S. OR TAX I.D.#		OPTIONAL ADD’NL INFO RE ENTITY DEBTOR	1e. TYPE OF ENTITY	1f. ENTITY’S STATE OR COUNTRY OF ORGANIZATION	1g. ENTITY’S ORGANIZATION I.D.#, if any ☐ NONE
2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
OR		2a. ENTITY’s name
		2b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS				CITY	STATE	COUNTRY	POSTAL CODE
2d. S.S. OR TAX I.D.#		OPTIONAL ADD’NL INFO RE ENTITY DEBTOR	2e. TYPE OF ENTITY	2f. ENTITY’S STATE OR COUNTRY OF ORGANIZATION	2g. ENTITY’S ORGANIZATION I.D.#, if any ☐ NONE
3. SECURED PARTY’S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
OR		3a. ENTITY’S NAME SCIENTIFIC LEARNING CORPORATION
		3b. INDIVIDUAL’S LAST NAME		FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS 1995 University Avenue, Suite 400				CITY Berkeley	STATE CA	COUNTRY USA	POSTAL CODE 94704
4.  This FINANCING STATEMENT covers the following types or items of property:

All right, title and interest of Debtor in, to and under the personal property set forth on EXHIBIT A attached hereto and incorporated herein by reference.

5.	CHECK ☐ BOX	This FINANCING STATEMENT is signed by the Secured Party instead of the Debtor to perfect a security interest (a) in collateral already subject to a security interest in another jurisdiction when it was brought into this state, or when the debtor’s (if applicable) location was changed to this state, or (b) in accordance with other statutory provisions [additional data may be required]				7. If filed in Florida (check one)
						☐ Documentary stamp tax paid	☐ Documentary tax not applicable
6. REQUIRED SIGNATURE(S)				8. : This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS Attach Addendum [if applicable]
By: Title:				9. Check to REQUEST SEARCH CERTIFICATE(S) on debtor(s) [ADDITIONAL FEE] (optional) ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2
(1) FILING OFFICER COPY — NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS.) (REV. 12/18/95)

Exhibit A
to

UCC-1 Financing Statement

between

SCIENTIFIC LEARNING CORPORATION, as Secured Party

and

______________________________, as Debtor

1.                       Borrower hereby pledges, hypothecates, assigns and grants to the Secured Party a continuing security interest of first priority in all of the Collateral.

2.          For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following respective meanings:

             “Code” means the Uniform Commercial Code in effect in the State of California.

             “Collateral” means (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares, (b) all dividends, distributions and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares and (c) all proceeds of any of the foregoing (whether such proceeds arise before or after the commencement of a case under the bankruptcy laws by or against Borrower as debtor).

              “Pledged Shares” means ________________ shares of Common Stock of the Company registered in the name of Borrower represented by stock certificate number(s) __________________________.

LOAN AGREEMENT

          THIS LOAN AGREEMENT (this “Agreement”), dated as of April 11, 2001, is executed by Steven L. Miller (“Borrower”), and SCIENTIFIC LEARNING CORPORATION, a Delaware corporation (the “Company”).  All capitalized terms that are not otherwise defined herein shall have the meaning set forth in the Security Agreement.

RECITALS

          WHEREAS, the Board of Directors of the Company has authorized the Company to loan up to $ 1,450,000 (the “Loan Cap”) to Borrower, which loan will not be used to buy or carry public company stock (the “Loan”);

          WHEREAS, the parties wish to execute this Agreement to confirm the Company’s commitment to extend such Loan and to attach the form of agreements to be used in executing the Loan and extending a security interest to the Company as collateral for the Loan;

          NOW, THEREFORE, in consideration of the promises made herein and for other good and valuable consideration, Borrower and the Company hereby agree as follows:

          1.       Loan.  Subject to the provisions of this Agreement, the Company agrees, at any time prior to April 15, 2001, to make the Loan to Borrower pursuant to a secured promissory note substantially in the form of Exhibit A (the “Note”) and the pledge agreement substantially in the form of Exhibit B (the “Security Agreement”) within five (5) business days of a written request from Borrower.  Borrower may request that the amount of the Loan be less than the Loan Cap.  Unless agreed to in writing by the Company, after authorization by the Compensation Committee of the Board of Directors, the Loan Cap shall not be increased.

          2.       Conditions to the Company’s Loan.  The Company’s obligation to make the Loan described in Section 1 is contingent upon the following:

                    (a)      the Company’s obtaining a satisfactory bank loan to finance the full amount of the Loan, which bank loan is expected to be guaranteed by Warburg Pincus . or its affiliates;

                    (b)      the delivery by Borrower of an executed copy of the Note, the Security Agreement, three undated stock powers with respect to the certificates representing the Pledged Shares executed in blank by Borrower substantially in the form attached as an Exhibit to the Security Agreement, one or more UCC-1 financing statements substantially in the form attached as an Exhibit to the Security Agreement and such other documents as the Company shall reasonably request to perfect its security interest in the Collateral;

                    (c)      Borrower shall not have commenced a voluntary proceeding seeking liquidation, reorganization or other relief with respect to Borrower or Borrower’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for Borrower or a substantial part of Borrower’s property nor shall Borrower consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against Borrower nor shall Borrower make a general assignment for the benefit of creditors or generally fail to pay Borrower’s debts as they become due or shall take any action to authorize any of the foregoing;

                    (d)      an involuntary proceeding shall not have been commenced against Borrower seeking liquidation, reorganization or other relief with respect to Borrower or Borrower’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for Borrower or a substantial part of his property;

                    (e)      Borrower’s employment by or association with the Company is terminated for “cause” (as defined in the form of Note attached hereto as Exhibit A); and

                    (f)      Borrower is employed by, or provides consulting services to, another company or business that provides neuroscience-based educational technology products.

          3.       Miscellaneous

                    (a)      Governing Law.  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of California, without reference to principles of conflicts of laws.

                    (b)      Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                    (c)      Entire Agreement. This Agreement and the exhibits hereto constitute the entire agreement between the parties relating to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

                    (d)      Severability Of Provisions.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                    (e)      Notices.  All written communications provided for hereunder shall be sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (a) if to Borrower, addressed to Borrower’s residence address on the records of the Company or at such other address as Borrower shall have specified to the Company in writing; and (b) if to the Company, addressed to it at its executive office address or at such other address as the Company shall have specified to Borrower in writing.

                    (f)      Benefit.  The Company may assign all or part of its rights under this Agreement to any other party.  Borrower may not assign its rights or obligations hereunder without the Company’s express written consent.  Borrower, the Company and their permitted successors and assigns shall be bound by this Agreement.  They shall be the only persons entitled to its benefits.

                    (g)      Expenses.  Each party to this Agreement and the exhibits shall bear its own expenses and legal fees incurred by it with respect to this Agreement and all related transactions and agreements.

                    (h)      Amendments.   Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived, only with the written consent of the Company and Borrower.

                    (i)       Termination.   This Agreement, and all obligations hereunder, shall terminate and be of no force and effect, after April 15, 2001.

[THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Loan Agreement as of the date first above written.

BORROWER:

Signature:	/s/ Steven L. Miller

Printed Name: Steven L. Miller

THE COMPANY:

SCIENTIFIC LEARNING CORPORATION

By:	/s/ Carleton Holstrom
Carleton Holstrom, on behalf of the Compensation Committee of the Board of Directors

[SIGNATURE PAGE TO LOAN AGREEMENT] EXHIBIT A

FORM OF PROMISSORY NOTE

EXHIBIT B

FORM OF SECURITY AGREEMENT

SECURED PROMISSORY NOTE

$1,450,000.00	April 11, 2001
Oakland, California

          FOR VALUE RECEIVED, Steven L. Miller (“Borrower”), an employee of Scientific Learning Corporation, a Delaware corporation (“Company,) hereby unconditionally promises to pay to the order of Company, in lawful money of the United States of America and in immediately available funds, the principal sum of One Million Four Hundred Fifty Thousand Dollars ($1,450,000.00) (the “Loan”) together with accrued and unpaid interest thereon, due and payable on the dates and in the manner set forth below.

          It is the intent of the parties that the purpose of this Note is not for consumer, family or household purposes.

          This Secured Promissory Note is the Note referred to in and is executed and delivered in connection with that certain Pledge Agreement dated as of even date herewith and executed and delivered by Borrower in favor of Company (as the same may from time to time be amended, modified or supplemented or restated (the “Security Agreement”).  Additional rights of Company are set forth in the Security Agreement.  All capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Security Agreement.

          1.       Principal Repayment.  The outstanding principal amount of the Loan shall be due and payable on December 31, 2005 (the “Termination Date”).

          2.       Interest Rate.  Borrower further promises to pay interest on the outstanding principal amount hereof from the date hereof until payment in full, which interest shall be compounded annually and payable at the rate of Four and 94/100 percent (4.94%) per annum or the maximum rate permissible by law (which under the laws of the State of California shall be deemed to be the laws relating to permissible rates of interest on commercial loans), whichever is less.  Interest shall be due and payable on the Termination Date and shall be calculated on the basis of a 365 day year for the actual number of days elapsed.

          Any principal repayment or interest payment on the Loan hereunder not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest at Six and 94/100 percent (6.94%) per annum.

          3.       Manner of Payment.  Both principal and interest are payable in immediately available funds in lawful money of the United States of America to the Company at the principal office of Company unless another place of payment shall be specified in writing by Company.

          4.       Application of Payments.  Payment on this Note shall be applied first to accrued interest, if any, and thereafter to the outstanding principal balance hereof.  Borrower may at any time pay the full amount or any portion of this Note without notice or payment of any penalty, premium or fee.  Any such prepayment shall be accompanied by payment of any and all accrued and unpaid interest on the amount prepaid. All payments made on account of the principal of or interest on this Note shall be recorded in the books and records of the Company; provided, however, that the failure of the Company to make any notation or any error therein shall not in any manner affect the obligation of Borrower to repay this Note in accordance with the terms hereof.  Borrower agrees that any document submitted by the Company purporting to show the outstanding principal amount of this Note and all accrued and unpaid interest hereon shall be conclusive in the absence of manifest error.

          5.       Secured Note.  The full amount of this Note is secured by the collateral identified and described as security therefor in the Security Agreement. Borrower shall not, directly or indirectly, create, permit or suffer to exist, and shall defend the collateral against and take such other action as is necessary to remove, any lien on or in the collateral, or in any portion thereof, except as permitted pursuant to the Security Agreement.  To the extent Borrower is unable to satisfy this Note when due with the collateral described in the Security Agreement, the Company may hold Borrower personally liable for this Note or assert any claim against Borrower for the payment of this Note.

          6.       Default.  Each of the following events shall be an “Event of Default” hereunder:

          (a)      Borrower shall fail to pay when due the Obligations or any part thereof and such failure shall have continued for at least five business days thereafter;

          (b)      Any representation or warranty made or deemed made by Borrower in the Security Agreement or in any certificate, report, notice or financial statement furnished at any time in connection with the Security Agreement, the Loan or this Note shall be false, misleading or erroneous in any material respect when made or deemed to have been made;

          (c)      Borrower shall fail to perform, observe or comply with any covenant, agreement or term contained in the Security Agreement and such failure shall continue for a period of ten business days after the earlier of (i) notice thereof being given by the Company to Borrower or (ii) such default otherwise becoming known to Borrower;

          (d)      Borrower shall commence a voluntary proceeding seeking liquidation, reorganization or other relief with respect to Borrower or Borrower’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for him or a substantial part of his property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against him or shall make a general assignment for the benefit of creditors or shall generally fail to pay his debts as they become due or shall take any action to authorize any of the foregoing;

          (e)      an involuntary proceeding shall be commenced against Borrower seeking liquidation, reorganization or other relief with respect to Borrower or Borrower’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for Borrower or a substantial part of his property, and such involuntary proceeding shall remain undismissed and unstayed for a period of 60 days;

          (f)      the Security Agreement or this Note shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by Borrower, or Borrower shall deny any further liability or obligation under the Security Agreement or this Note;

          (g)      Borrower’s employment by or association with the Company is terminated for “cause” (as defined below);

          (h)      Borrower is employed by, or provides consulting services to, another company or business that provides neuroscience-based educational technology products; or

          (i)       Borrower shall breach any representation or covenant under the Security Agreement.

          Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Company, and, in the case of an Event of Default pursuant to (d), (e) or (f) above, automatically, be immediately due, payable and collectible by Company pursuant to applicable law.  Notwithstanding the foregoing, if an Event of Default has occurred under (g) or (h) above (together, the “Employment Defaults”), Borrower shall have 90 days after such event to pay all unpaid principal, accrued interest and other amounts owing hereunder.  Company shall have all rights and may exercise any remedies available to it under law, successively or concurrently.  Borrower expressly acknowledges and agrees that the Company shall have the right to offset any obligations of Borrower hereunder against salaries, bonuses or other amounts that may be payable to Borrower by the Company.

          “Cause” shall be defined to include the following, as determined in good faith by the Board of Directors in its sole discretion: (i) material breach of the Company’s policies, (ii) material breach of the Security Agreement or this Note, (iii) neglect or abandonment of assigned duties, (iv) the commission of any act of fraud, embezzlement or dishonesty against the Company, (v) conviction of any felony or any crime of moral turpitude or dishonesty, (vi) intentional damage to the Company’s property, (vii) any material breach of a proprietary information and inventions agreement with the Company or unauthorized use or disclosure of confidential information or trade secrets of the Company, or (viii) conduct by Borrower which demonstrates unfitness to serve.

          Waiver. Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys’ fees, costs and other expenses.

          The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

          7.       Governing Law.  This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

          8.       Expenses.  Borrower agrees to pay all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and costs of court, incurred by Company or any other holder of this Note in collecting or enforcing payment of this Note in accordance with its terms.

          9.       Amendment. This Note may not be changed, amended or modified except in a writing executed by Borrower and the holder hereof.

          10.     Complete Agreement. This Note and the Security Agreement represent the final agreement between Borrower and Company with respect to the matters referred to herein and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreement of Borrower and Company.  There are no oral agreements between Borrower and Company with respect to the matters referred to herein.

          11.     Successors and Assigns.  The provisions of this Note shall inure to the benefit of and be binding on any successor to Borrower and shall extend to any holder hereof. Borrower shall not, without the prior written consent of holder, assign any of its rights or obligations hereunder.

          IN WITNESS WHEREOF, this Note has been executed as of the date first written above.

BORROWER:

Signature:	/s/ Steven L. Miller
Printed Name: Steven L. Miller

PLEDGE AGREEMENT

             THIS PLEDGE AGREEMENT (this “Agreement”), dated as of April 11, 2001 is executed by Steven L. Miller (“Borrower”), an individual residing in Pacifica, California, and SCIENTIFIC LEARNING CORPORATION, a Delaware corporation (the “Company”).

             WHEREAS, the Company has loaned $1,450,000 to Borrower which loan will not be used to buy or carry public company stock;

             WHEREAS, such loan (the “Loan”) is evidenced by a Secured Promissory Note, dated the date hereof, executed by Borrower and made payable to the order of the Company (together with all renewals, extensions and replacements thereof, the “Note”); and

             WHEREAS, the Company was unwilling to make the Loan to Borrower unless Borrower entered into this Agreement to secure the payment and performance of the Note by Borrower.

             NOW, THEREFORE, Borrower and the Company hereby agree as follows:

             Section 1.         Definitions.  For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following respective meanings:

                           Code” means the Uniform Commercial Code in effect in the State of California.

                           “Collateral” means (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares, (b) all dividends, distributions and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares and (c) all proceeds of any of the foregoing (whether such proceeds arise before or after the commencement of a case under the bankruptcy laws by or against Borrower as debtor).

                           “Event of Default” means any one or more of the following events:

             (a)         Borrower shall fail to pay when due the Obligations or any part thereof and such failure shall have continued for at least five business days;

             (b)         any representation or warranty made or deemed made by Borrower in this Agreement or in any certificate, report, notice or financial statement furnished at any time in connection with this Agreement, the Loan or the Note shall be false, misleading or erroneous in any material respect when made or deemed to have been made;

             (c)         Borrower shall fail to perform, observe or comply with any covenant, agreement or term contained in this Agreement and such failure shall continue for a period of five business days after the earlier of (i) notice thereof being given by the Company to Borrower or (ii) such default otherwise becoming known to Borrower;

             (d)         Borrower shall commence a voluntary proceeding seeking liquidation, reorganization or other relief with respect to Borrower or Borrower’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for him or a substantial part of his property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against him or shall make a general assignment for the benefit of creditors or shall generally fail to pay his debts as they become due or shall take any action to authorize any of the foregoing;

             (e)         an involuntary proceeding shall be commenced against Borrower seeking liquidation, reorganization or other relief with respect to Borrower or Borrower’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for Borrower or a substantial part of his property, and such involuntary proceeding shall remain undismissed and unstayed for a period of 60 days;

             (f)         this Agreement or the Note shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by Borrower, or Borrower shall deny any further liability or obligation under this Agreement or the Note; or

             (g)        ninety (90) days after any Employment Default (as defined in the Note), if any amount then remains outstanding under the Note.

                           “Lien” means any lien, mortgage, security interest, tax lien, pledge, assessment, encumbrance, lease, adverse claim, levy, charge or retained interest pursuant to a conditional sale or title retention contract, or any other interest in property designed to secure the repayment of debt or any other obligation, whether arising by agreement, operation of law or otherwise, or any contract to give any of the foregoing.

                           “Loan” has the meaning specified in the second recital hereof.

                           “Note” has the meaning specified in the second recital hereof.

                           “Obligations” means all obligations of Borrower to the Company under or in connection with the Note, regardless of how created, arising or evidenced and whether direct or indirect, primary or secondary, absolute or contingent, joint or several or now or hereafter existing or due or to become due, and all interest accruing thereon, and all attorneys’ fees and other expenses incurred in the enforcement or collection thereof.

                           “Person” means any natural person, partnership, corporation, business trust, association, company, limited liability company, joint venture, governmental authority or any other form of business or legal entity.

                           “Pledged Shares” means 323,120 shares of Common Stock of the Company registered in the name of Borrower represented by stock certificates numbers SCIL 1960 and SCIL 1980.  Notwithstanding the foregoing, “Pledged Shares” shall not include any shares of Common Stock of the Company which have been released from this Agreement pursuant to Section 10.

             “Securities Act” means the Securities Act of 1933, as amended.

             Unless the context otherwise requires, terms defined in the Code shall have the same meanings when used in this Agreement.

             Section 2.         Pledge.

             (a)         As security for the prompt and complete payment and performance when due of all of the Obligations, Borrower hereby pledges, hypothecates, assigns and grants to the Company a continuing security interest of first priority in all of the Collateral.

             (b)         On the date hereof, Borrower shall deliver to the Company three undated stock powers with respect to the certificates representing the Pledged Shares duly executed in blank, substantially in the form of Exhibit A attached hereto, one or more UCC-1 financing statements, substantially in the form of Exhibit B attached hereto, and such other documents as the Company shall reasonably request to perfect its security interest in the Collateral.

             As further described in this Agreement, nothing in this Agreement, the Note or any other agreement shall limit the Company’s right to hold Borrower personally liable for the Note or assert any claim against Borrower for the payment of the Note.

             Section 3.         Stock Dividends, etc.  If, while this Agreement is in effect, Borrower shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or rights (in connection with Borrower’s ownership of the Collateral, whether as an addition to, in substitution of or in exchange for any Pledged Shares or any other Collateral), Borrower agrees to accept the same as the Company’s agent and to hold the same in trust on behalf of and for the benefit of the Company, subject to the terms of this Agreement, as additional Collateral.

             Section 4.         Cash Dividends; Voting Rights; Dissolution.

             (a)         Unless an Event of Default shall have occurred and be continuing, Borrower shall be entitled, except as provided in Sections 3 and 5, to receive all dividends and distributions in respect of the Collateral, to vote the Collateral and to give consents, waivers and ratifications in respect of the Collateral; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken which would have a material adverse effect on the value or marketability of the Collateral or be inconsistent with or violate the provisions of this Agreement and, provided further, that any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of the issuer thereof shall be paid over to the Company to be held by it as additional Collateral for the Obligations subject to the term hereof.

             (b)         Borrower hereby appoints the Company, with full power of substitution, effective upon the occurrence of any Event of Default,  as Borrower’s proxy and attorney-in-fact to vote, give consents and approvals, call meetings and exercise any other rights with respect to the Pledged Shares or any other Collateral.  This proxy and power-of-attorney shall be in full force and effect upon the occurrence of any Event of Default until the termination of this Agreement and is irrevocable and exclusive and shall not be terminated or otherwise affected by any action or inaction of Borrower or by operation of law, by death or disability of Borrower or by the occurrence of any other event.  Except as set forth in paragraph (a) above, Borrower shall have no right to vote, give consents or approvals or exercise any other right with respect to the Pledged Shares or any other Collateral.

             Section 5.         Rights of the Company.

             (a)         The Company shall have the right to deliver any stop-order instructions to the Company’s transfer agent in order to prevent Borrower from making any transfers or pledges of the Pledged Shares in violation of this Agreement.  The Company shall also have the right to remove any such stop-order instructions at any time.

             (b)         Subject to the Company’s obligations under secured transactions law if the Company has taken possession of the Collateral, the Company shall not be liable for failure to collect or realize upon the Obligations secured hereby or any collateral security or guarantee therefor, or any put thereof, or for any delay in so doing, nor shall the Company be under any obligation to take any action whatsoever with regard thereto.

             (c)         If an Event of Default has occurred and is continuing, the Company shall notify Borrower in writing requesting immediate delivery by Borrower to the Company of any and all certificates comprising a part of the Collateral.  If Borrower delivers such certificate(s), the Company may transfer or register or have registered in the name of the Company or the Company’s nominee any and all shares comprising a part of the Collateral, and the Company or its nominee may thereafter exercise all voting and corporate rights at any meeting of the Company’s shareholders and any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares comprising a part of the Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Company or upon the exercise by Borrower or the Company of any right, privilege or option pertaining to the Collateral, and, in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it. If Borrower fails to deliver such certificates within three (3) business days of receipt of the Company’s notice, Borrower agrees that the Company may complete one or more stock powers in order to transfer to the Company (or such other individual or entity as the Company determines) the number of shares necessary to satisfy the Obligations and the Company shall have such rights described in this Section 5.  The Company shall have no duty to exercise any of the aforesaid rights, privileges or options, and the Company shall not be responsible for any failure to do so or delay in so doing.

             Section 6.         Remedies.

             (a)         In the event that an Event of Default shall have occurred and be continuing, the Company may (i) by notice to Borrower, declare the Note, or any portion thereof, to be immediately due and payable, and the same shall thereupon become immediately due and payable, without any other notice and without demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest or other formalities of any kind, all of which are hereby expressly waived by Borrower to the extent permitted by law and/or (ii) without demand of performance or other demand, advertisement or notice of any kind to or upon Borrower or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), exercise in respect of the Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral), including collecting, receiving, appropriating and realizing upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker’s board or at any of the Company’s offices or elsewhere upon such terms and conditions as it may, in its absolute discretion, deem advisable and at such prices as it may, in its absolute discretion, deem best, for cash or on credit or for future delivery without the assumption of any credit risk, free of any right or equity of redemption in Borrower, which right or equity is hereby expressly waived and released to the extent permitted by law, upon any such sale or sales, public or private, to purchase the whole or any part of the Collateral so sold; provided, however, that Borrower shall not be credited with the net proceeds of any credit sale or future delivery until cash proceeds are actually received by the Company.

             (b)         Borrower agrees that, to the extent notice of sale shall be required by law, at least 10 days’ notice to Borrower of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters.

             (c)         In case the Company shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Company then and in every such case Borrower and the Company shall be restored to their respective former positions and rights hereunder with respect to the Collateral and all rights, remedies and powers of the Company shall continue as if no such proceeding had been instituted.

             (d)         All rights and remedies of the Company expressed herein are in addition to all other rights and remedies possessed by the Company under the Note, at law or in equity.

             Section 7.         Sale of Collateral.

             (a)         If at any time when the Company shall determine to exercise its right to sell all or any part of the Collateral pursuant to Section 6 hereof, such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, the Company may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Company may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Company, in its sole and absolute discretion, (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under the Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof.  In the event of any such sale, the Company shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Company, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.  Borrower agrees that the Company need not sell the Collateral in a public offering even though it may yield a higher price than the actual method of sale.

             (b)         Borrower agrees that a sale of any Collateral is a public sale pursuant to Section 9–504(3) of the Uniform Commercial Code if (i) an offer to sell such Collateral has been advertised for at least one day in each of two consecutive weeks in any newspaper of general circulation in the San Francisco financial community and such sale is made more than 10 days after the first such advertisement or (ii) such Collateral is offered to at least five bona fide offerees who the Company reasonably believes may be interested in that type of investment.  This shall not constitute an admission that any such offer is a public offering under securities laws or that any other method of sale is not a public sale.

             Section 8.         Application of Proceeds.  Any proceeds of disposition of any Collateral shall be applied:

             first, to the Company’s expenses in enforcing its rights and remedies, including reasonable attorney’s fees and expenses,

             second, to the satisfaction of the Obligations, in the order and manner provided in the Note,

             third, to the payment of any other amount required by law, and fourth, to Borrower.

             Borrower shall remain liable for any deficiency in the Obligations.

             Section 9.         Possession of Collateral.  For convenience purposes only, and not to extend any rights to Borrower thereby, Borrower shall be entitled to hold the Collateral in trust subject to the provisions of this Agreement, except as from time to time the Collateral may be required for recordation or for the purpose of enforcing or realizing upon any right or value represented thereby.  As further described below in Section 12, Borrower’s possession of the Collateral does not give Borrower the right to transfer the Collateral or take any other action that would restrict or nullify the Company’s rights to hold a perfected security interest in the Collateral.  In order to handle the administrative task of transferring ownership of the Collateral from Borrower should an Event of Default occur and Borrower fail to provide the Company with the certificates representing the Collateral, Borrower shall deliver to the Company three undated stock powers with respect to the certificates representing the Pledged Shares duly executed in blank, substantially in the form of Exhibit A attached hereto.

             Section 10.      Release of Collateral.

             (a)         If the Aggregate Market Value on any date exceeds the Borrowing Base on such date, then Borrower shall be entitled to obtain a release of Pledged Shares from this Agreement and the security interest created hereby so long as, immediately after giving effect to such release, the Aggregate Market Value is not less than the Borrowing Base.  As used herein, (i) “Aggregate Market Value” means, as of any date, the aggregate fair market value of the Pledged Shares on such date, as determined by the Per Share Market Value on such date, (ii) “Per Share Market Value” means, as of any date, the closing price per share of Common Stock of the Company as reported in the Wall Street Journal for the last trading day immediately preceding such date and (iii) “Borrowing Base” means, as of any date, 120% of the principal balance of the Note outstanding on such date.

             (b)         In the event that the Aggregate Market Value is less than the Borrowing Base, then Borrower shall have no obligation to pledge additional shares of Common Stock of the Company.

             (c)         At the request of Borrower, the Company shall promptly execute and deliver to Borrower all such certificates and other instruments, including the filing of any amended UCC-1 financing statements, as shall be necessary or appropriate in order to effectuate any release to which Borrower has become entitled under this Section 10.

             (d)         If Borrower wishes to sell Pledged Shares that Borrower is not entitled to have released under this Section 10 for the purpose of using the proceeds to pay obligations under the Note, the Company and Borrower shall cooperate to facilitate the prompt execution of such sales and delivery to the Company of the proceeds thereof as payment under the Note.

             Section 11.      Representations and Warranties of Borrower.  Borrower hereby represents and warrants to the Company as follows:

             (a)         Borrower has the legal capacity necessary or advisable to enter into and perform this Agreement.

             (b)         Borrower has duly executed and delivered this Agreement.

             (c)         Borrower’s execution, delivery and performance of this Agreement, and the enforcement by the Company of any of its rights hereunder, do not and will not breach or constitute a default, give rise to any right of acceleration or termination or result in or require the creation of any Lien under any agreement or instrument to which Borrower is a party or by which Borrower or any of Borrower’s property is bound.

             (d)         This Agreement is a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

             (e)         This Agreement creates in favor of the Company a legal, valid and binding security interest, enforceable in accordance with its terms, in all the Collateral.

             (f)         The Company has a first priority security interest in the Pledged Shares.  No action by the Company is required to perfect a first priority security interest in favor of the Company in all Collateral.

             Section 12.      Certain Covenants of Borrower.  Borrower covenants and agrees with the Company that until the Obligations are paid and performed in full:

             (a)         Borrower shall promptly notify the Company of the occurrence or existence of any Event of Default or the occurrence or existence of any condition or event that, with the giving of notice or lapse of time or both, would be an Event of Default.

             (b)         Borrower shall maintain the Collateral free from any Lien adverse to the Company.

             (c)         Borrower shall keep accurate records with respect to the Collateral. If requested by the Company, Borrower shall permit the Company and its agents and representatives to examine and make copies or abstracts of such records. If requested by the Company, Borrower shall prepare and deliver to the Company a statement accurately identifying or describing any or all Collateral.

             (d)         Borrower agrees to take any action (including the execution, delivery, recording, filing, rerecording and refiling of any financing statements, continuation statements or other documents) that the Company may reasonably request to (i) perfect, continue, maintain, preserve and protect the security interest purported to be created hereby as a first priority security interest in all the Collateral, (ii) enable the Company to exercise and enforce its rights and remedies or (iii) otherwise effect the purposes of this Agreement.  If the Company believes that it needs to obtain injunctive relief  in order to perfect its security interest in the Collateral, Borrower agrees to consent to such injunctive relief without delay or challenge.

             (e)         Borrower shall not permit or suffer to exist any Lien on any Collateral, or part thereof, except for the security interest created hereby.

             (f)         Borrower shall not transfer, pledge or otherwise assign the Pledged Shares and agrees that its right to retain possession of the collateral pursuant to Section 9 is for convenience only and Borrower shall not take any action that would restrict or nullify the Company’s rights hereunder.

             (g)        Borrower shall not use any proceeds from the Loan to buy or carry public company stock.

             Section 13.      No Waiver; Modifications in Writing.  No failure or delay on the part of the Company in exercising any right, power or remedy hereunder shall operate as a waiver hereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company at law or in equity or otherwise.  No amendment, modification, supplement, termination or waiver of or to any provision of this Agreement nor consent to any departure by Borrower shall be effective unless the same shall be in writing and signed by or on behalf of the Company. Any amendment, modification or supplement of or to any provision of this Agreement, any waiver of any provision of this Agreement and any consent to any departure by Borrower from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given.  Except where notice is specifically required by this Agreement or the Note, no notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances.

             Section 14.      Security Agreement as Financing Statement. The Company is authorized to file this Agreement or a photocopy hereof as a financing statement with respect to any one or more items comprising the Collateral.

             Section 15.      Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

             Section 16.      Security Interest Absolute.  All rights of the Company and security interests hereunder, and all obligations of Borrower hereunder, shall be absolute and unconditional irrespective of:

             (a)         any lack of validity or enforceability of the Note or any other agreements or instruments relating thereto;

             (b)         any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Note;

             (c)         any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

             (d)         any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower or a third party pledgor.

             Section 17.      Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

             Section 18.      Severability Of Provisions.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

             Section 19.      Notices. All written communications provided for hereunder shall be sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (a) if to Borrower, addressed to Borrower’s residence address on the records of the Company or at such other address as Borrower shall have specified to the Company in writing; and (b) if to the Company, addressed to it at its executive office address or at such other address as the Company shall have specified to Borrower in writing.

             Section 20.      Submission to Jurisdiction.  BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN CALIFORNIA OVER ANY ACTION OR PROCEEDING (A) TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS AGREEMENT OR THE NOTE OR (B) ARISING FROM OR RELATING TO ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT AND THE NOTE, AND BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR FEDERAL COURT. BORROWER HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER AT BORROWER’S ADDRESS FOR NOTICES PURSUANT TO SECTION 19, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO BORROWER AT BORROWER’S ADDRESS PROVIDED IN SECTION 19, EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THAT HE MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM OR VENUE TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING. BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS SECTION 20 SHALL AFFECT THE RIGHT OF ANY OTHER PERSON TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITED BY APPLICABLE LAW, OR THE RIGHT OF ANY OTHER PERSON TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR THE PROPERTY OF BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

             Section 21.      Final Agreement of the Parties.  THE NOTE AND THIS AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS REFERRED TO THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS REFERRED TO HEREIN OR IN THE NOTE.

             Section 22.      Headings, etc. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.  In this Agreement, unless a clear contrary intention appears, (i) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision and (ii) reference to any Section means such Section of this Agreement.

             Section 23.      Waiver of Protest and Bond.  In the event the Company seeks to take possession of any or all of the Collateral by injunctive relief or other judicial process, Borrower hereby irrevocably waives protest any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

             Section 24.      Benefit.  The Company may assign all or part of its rights under this Agreement to any holder of an Obligation. Borrower, the Company and their permitted successors and assigns shall be bound by this Agreement. They shall be the only Persons entitled to its benefits.

[THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK]

             IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BORROWER:

Signature: /s/ Steven L. Miller

Printed Name: Steven L. Miller

THE COMPANY:

SCIENTIFIC LEARNING CORPORATION

By: /s/ Carleton A. Holstrom
Carleton A. Holstrom, on behalf of the Compensation Committee of the Board of Directors

[SIGNATURE PAGE TO PLEDGE AGREEMENT]

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

             For Value Received, ___________ hereby sells, assigns and transfers unto ___________, ___________ (____) shares of the Common Stock of Scientific Learning Corporation (the “Company”) standing in the undersigned’s name on the books of the Company represented by Certificate No.(s) ___________ herewith and do hereby irrevocably constitute and appoint the Company’s transfer agent to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated:  _____

Signature of Borrower:__________________

Name of Borrower: ____________________

If Applicable:

Additional Signature:___________________

Name of Signatory: ____________________

EXHIBIT B

UCC-1 FINANCING STATEMENT

THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT — FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

A. NAME & TEL. # OF CONTACT AT FILER (optional)		B. FILING OFFICE ACCT. # (optional)
C. RETURN COPY TO: (Name and Mailing Address) Diana R. Sanchez Cooley Godward LLP 3000 El Camino Real Palo Alto, CA 94306
D. OPTIONAL DESIGNATION (if applicable): : LESSOR/LESSEE : CONSIGNOR/CONSIGNEE : NON-UCC FILING
1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)
OR			1a. ENTITY’S NAME

1b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

1c. MAILING ADDRESS			CITY	STATE	COUNTRY	POSTAL CODE

1d. S.S. OR TAX I.D.#	OPTIONAL ADD’NL INFO RE ENTITY DEBTOR	1e. TYPE OF ENTITY	1f. ENTITY’S STATE OR COUNTRY OF ORGANIZATION	1g. ENTITY’S ORGANIZATION I.D.#, if any ☐ NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
OR			2a. ENTITY’s name

2b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

2c. MAILING ADDRESS			CITY	STATE	COUNTRY	POSTAL CODE

2d. S.S. OR TAX I.D.#	OPTIONAL ADD’NL INFO RE ENTITY DEBTOR	2e. TYPE OF ENTITY	2f. ENTITY’S STATE OR COUNTRY OF ORGANIZATION	2g. ENTITY’S ORGANIZATION I.D.#, if any ☐ NONE

3. SECURED PARTY’S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
OR			3a. ENTITY’S NAME SCIENTIFIC LEARNING CORPORATION
3b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

3c. MAILING ADDRESS 1995 University Avenue, Suite 400			CITY Berkeley	STATE CA	COUNTRY USA	POSTAL CODE 94704

4.  This FINANCING STATEMENT covers the following types or items of property:

All right, title and interest of Debtor in, to and under the personal property set forth on Exhibit A attached hereto and incorporated herein by reference.

5.CHECK ☐ BOX (if applicable)	This FINANCING STATEMENT is signed by the Secured Party instead of the Debtor to perfect a security interest (a) in collateral already subject to a security interest in another jurisdiction when it was brought into this state, or when the debtor’s
	location was changed to this state, or (b) in accordance with other statutory provisions [additional data may be required]				7. If filed in Florida (check one) ☐ Documentary ☐ Documentary stamp tax paid tax not applicable

6. REQUIRED SIGNATURE(S)				8. : This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS Attach Addendum [if applicable]

By: Title:				9. Check to REQUEST SEARCH CERTIFICATE(S) on debtor(s) [ADDITIONAL FEE] (optional) ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

(1) FILING OFFICER COPY — NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS.) (REV. 12/18/95)

Exhibit A
to

UCC-1 Financing Statement

between

SCIENTIFIC LEARNING CORPORATION, as Secured Party

and

______________________________, as Debtor

1.                       Borrower hereby pledges, hypothecates, assigns and grants to the Secured Party a continuing security interest of first priority in all of the Collateral.

2.          For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following respective meanings:

             “Code” means the Uniform Commercial Code in effect in the State of California.

             “Collateral” means (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares, (b) all dividends, distributions and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares and (c) all proceeds of any of the foregoing (whether such proceeds arise before or after the commencement of a case under the bankruptcy laws by or against Borrower as debtor).

              “Pledged Shares” means                       shares of Common Stock of the Company registered in the name of Borrower represented by stock certificate number(s) __________________________.

LOAN AGREEMENT

          THIS LOAN AGREEMENT (this “Agreement”), dated as of April 11, 2001, is executed by James A. Mills (“Borrower”), and SCIENTIFIC LEARNING CORPORATION, a Delaware corporation (the “Company”).  All capitalized terms that are not otherwise defined herein shall have the meaning set forth in the Security Agreement.

RECITALS

          WHEREAS, the Board of Directors of the Company has authorized the Company to loan up to $30,000 (the “Loan Cap”) to Borrower, which loan will not be used to buy or carry public company stock (the “Loan”);

          WHEREAS, the parties wish to execute this Agreement to confirm the Company’s commitment to extend such Loan and to attach the form of agreements to be used in executing the Loan and extending a security interest to the Company as collateral for the Loan;

          NOW, THEREFORE, in consideration of the promises made herein and for other good and valuable consideration, Borrower and the Company hereby agree as follows:

          1.       Loan.  Subject to the provisions of this Agreement, the Company agrees, at any time prior to April 15, 2001, to make the Loan to Borrower pursuant to a secured promissory note substantially in the form of Exhibit A (the “Note”) and the pledge agreement substantially in the form of Exhibit B (the “Security Agreement”) within five (5) business days of a written request from Borrower.  Borrower may request that the amount of the Loan be less than the Loan Cap.  Unless agreed to in writing by the Company, after authorization by the Compensation Committee of the Board of Directors, the Loan Cap shall not be increased.

          2.       Conditions to the Company’s Loan.  The Company’s obligation to make the Loan described in Section 1 is contingent upon the following:

                    (a)      the Company’s obtaining a satisfactory bank loan to finance the full amount of the Loan, which bank loan is expected to be guaranteed by Warburg Pincus . or its affiliates;

                    (b)      the delivery by Borrower of an executed copy of the Note, the Security Agreement, three undated stock powers with respect to the certificates representing the Pledged Shares executed in blank by Borrower substantially in the form attached as an Exhibit to the Security Agreement, one or more UCC-1 financing statements substantially in the form attached as an Exhibit to the Security Agreement and such other documents as the Company shall reasonably request to perfect its security interest in the Collateral;

                    (c)      Borrower shall not have commenced a voluntary proceeding seeking liquidation, reorganization or other relief with respect to Borrower or Borrower’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for Borrower or a substantial part of Borrower’s property nor shall Borrower consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against Borrower nor shall Borrower make a general assignment for the benefit of creditors or generally fail to pay Borrower’s debts as they become due or shall take any action to authorize any of the foregoing;

                    (d)      an involuntary proceeding shall not have been commenced against Borrower seeking liquidation, reorganization or other relief with respect to Borrower or Borrower’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for Borrower or a substantial part of his property;

                    (e)      Borrower’s employment by or association with the Company is terminated for “cause” (as defined in the form of Note attached hereto as Exhibit A); and

                    (f)      Borrower is employed by, or provides consulting services to, another company or business that provides neuroscience-based educational technology products.

          3.       Miscellaneous

                    (a)      Governing Law.  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of California, without reference to principles of conflicts of laws.

                    (b)      Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                    (c)      Entire Agreement. This Agreement and the exhibits hereto constitute the entire agreement between the parties relating to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

                    (d)      Severability Of Provisions.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                    (e)      Notices.  All written communications provided for hereunder shall be sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (a) if to Borrower, addressed to Borrower’s residence address on the records of the Company or at such other address as Borrower shall have specified to the Company in writing; and (b) if to the Company, addressed to it at its executive office address or at such other address as the Company shall have specified to Borrower in writing.

                    (f)      Benefit.  The Company may assign all or part of its rights under this Agreement to any other party.  Borrower may not assign its rights or obligations hereunder without the Company’s express written consent.  Borrower, the Company and their permitted successors and assigns shall be bound by this Agreement.  They shall be the only persons entitled to its benefits.

                    (g)      Expenses.  Each party to this Agreement and the exhibits shall bear its own expenses and legal fees incurred by it with respect to this Agreement and all related transactions and agreements.

                    (h)      Amendments.   Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived, only with the written consent of the Company and Borrower.

                    (i)       Termination.   This Agreement, and all obligations hereunder, shall terminate and be of no force and effect, after April 15, 2001.

[THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Loan Agreement as of the date first above written.

BORROWER:

Signature:	/s/ James A. Mills

Printed Name: James A. Mills

THE COMPANY:

SCIENTIFIC LEARNING CORPORATION

By:	/s/ Carleton Holstrom
Carleton Holstrom, on behalf of the Compensation Committee of the Board of Directors

[SIGNATURE PAGE TO LOAN AGREEMENT]

EXHIBIT A

FORM OF PROMISSORY NOTE

EXHIBIT B

FORM OF SECURITY AGREEMENT

SECURED PROMISSORY NOTE

$28,383.00	April 11, 2001
Oakland, California

          FOR VALUE RECEIVED, James A. Mills  (“Borrower”), an employee of Scientific Learning Corporation, a Delaware corporation  (“Company,) hereby unconditionally promises to pay to the order of Company, in lawful money of the United States of America and in immediately available funds, the principal sum of Twenty-Eight Thousand Three Hundred Eighty-Three Dollars ($28,383.00) (the  “Loan”) together with accrued and unpaid interest thereon, due and payable on the dates and in the manner set forth below.

          It is the intent of the parties that the purpose of this Note is not for consumer, family or household purposes.

          This Secured Promissory Note is the Note referred to in and is executed and delivered in connection with that certain Pledge Agreement dated as of even date herewith and executed and delivered by Borrower in favor of Company (as the same may from time to time be amended, modified or supplemented or restated (the  “Security Agreement ”).  Additional rights of Company are set forth in the Security Agreement.  All capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Security Agreement.

          1.       Principal Repayment.  The outstanding principal amount of the Loan shall be due and payable on December 31, 2005 (the “Termination Date”).

          2.       Interest Rate.       Borrower further promises to pay interest on the outstanding principal amount hereof from the date hereof until payment in full, which interest shall be compounded annually and payable at the rate of Four and 94/100 percent (4.94%) per annum or the maximum rate permissible by law (which under the laws of the State of California shall be deemed to be the laws relating to permissible rates of interest on commercial loans), whichever is less.  Interest shall be due and payable on the Termination Date and shall be calculated on the basis of a 365 day year for the actual number of days elapsed.

          Any principal repayment or interest payment on the Loan hereunder not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest at Six and 94/100 percent (6.94%) per annum.

          3.       Manner of Payment. Both principal and interest are payable in immediately available funds in lawful money of the United States of America to the Company at the principal office of Company unless another place of payment shall be specified in writing by Company.

          4.       Application of Payments.  Payment on this Note shall be applied first to accrued interest, if any, and thereafter to the outstanding principal balance hereof.  Borrower may at any time pay the full amount or any portion of this Note without notice or payment of any penalty, premium or fee.  Any such prepayment shall be accompanied by payment of any and all accrued and unpaid interest on the amount prepaid. All payments made on account of the principal of or interest on this Note shall be recorded in the books and records of the Company; provided, however, that the failure of the Company to make any notation or any error therein shall not in any manner affect the obligation of Borrower to repay this Note in accordance with the terms hereof.  Borrower agrees that any document submitted by the Company purporting to show the outstanding principal amount of this Note and all accrued and unpaid interest hereon shall be conclusive in the absence of manifest error.

          5.       Secured Note.  The full amount of this Note is secured by the collateral identified and described as security therefor in the Security Agreement. Borrower shall not, directly or indirectly, create, permit or suffer to exist, and shall defend the collateral against and take such other action as is necessary to remove, any lien on or in the collateral, or in any portion thereof, except as permitted pursuant to the Security Agreement.  To the extent Borrower is unable to satisfy this Note when due with the collateral described in the Security Agreement, the Company may hold Borrower personally liable for this Note or assert any claim against Borrower for the payment of this Note.

          6.       Default.  Each of the following events shall be an “Event of Default” hereunder:

                    (a)      Borrower shall fail to pay when due the Obligations or any part thereof and such failure shall have continued for at least five business days thereafter;

                    (b)      Any representation or warranty made or deemed made by Borrower in the Security Agreement or in any certificate, report, notice or financial statement furnished at any time in connection with the Security Agreement, the Loan or this Note shall be false, misleading or erroneous in any material respect when made or deemed to have been made;

                    (c)      Borrower shall fail to perform, observe or comply with any covenant, agreement or term contained in the Security Agreement and such failure shall continue for a period of ten business days after the earlier of (i) notice thereof being given by the Company to Borrower or (ii) such default otherwise becoming known to Borrower;

                    (d)      Borrower shall commence a voluntary proceeding seeking liquidation, reorganization or other relief with respect to Borrower or Borrower’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for him or a substantial part of his property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against him or shall make a general assignment for the benefit of creditors or shall generally fail to pay his debts as they become due or shall take any action to authorize any of the foregoing;

                    (e)      an involuntary proceeding shall be commenced against Borrower seeking liquidation, reorganization or other relief with respect to Borrower or Borrower’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for Borrower or a substantial part of his property, and such involuntary proceeding shall remain undismissed and unstayed for a period of 60 days;

                    (f)      the Security Agreement or this Note shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by Borrower, or Borrower shall deny any further liability or obligation under the Security Agreement or this Note;

                    (g)      Borrower’s employment by or association with the Company is terminated for “cause” (as defined below);

                    (h)      Borrower is employed by, or provides consulting services to, another company or business that provides neuroscience-based educational technology products; or

                    (i)       Borrower shall breach any representation or covenant under the Security Agreement.

          Upon the occurrence of an Event of Default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Company, and, in the case of an Event of Default pursuant to (d), (e) or (f) above, automatically, be immediately due, payable and collectible by Company pursuant to applicable law.  Notwithstanding the foregoing, if an Event of Default has occurred under (g) or (h) above (together, the “Employment Defaults”), Borrower shall have 90 days after such event to pay all unpaid principal, accrued interest and other amounts owing hereunder.   Company shall have all rights and may exercise any remedies available to it under law, successively or concurrently.  Borrower expressly acknowledges and agrees that the Company shall have the right to offset any obligations of Borrower hereunder against salaries, bonuses or other amounts that may be payable to Borrower by the Company.

          “Cause” shall be defined to include the following, as determined in good faith by the Board of Directors in its sole discretion: (i) material breach of the Company’s policies, (ii) material breach of the Security Agreement or this Note, (iii) neglect or abandonment of assigned duties, (iv) the commission of any act of fraud, embezzlement or dishonesty against the Company, (v) conviction of any felony or any crime of moral turpitude or dishonesty, (vi) intentional damage to the Company’s property, (vii) any material breach of a proprietary information and inventions agreement with the Company or unauthorized use or disclosure of confidential information or trade secrets of the Company, or (viii) conduct by Borrower which demonstrates unfitness to serve.

          Waiver. Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys’ fees, costs and other expenses.

          The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

          7.       Governing Law.  This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

          8.       Expenses.  Borrower agrees to pay all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees and costs of court, incurred by Company or any other holder of this Note in collecting or enforcing payment of this Note in accordance with its terms.

          9.       Amendment. This Note may not be changed, amended or modified except in a writing executed by Borrower and the holder hereof.

          10.     Complete Agreement. This Note and the Security Agreement represent the final agreement between Borrower and Company with respect to the matters referred to herein and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreement of Borrower and Company.  There are no oral agreements between Borrower and Company with respect to the matters referred to herein.

          11.     Successors and Assigns.  The provisions of this Note shall inure to the benefit of and be binding on any successor to Borrower and shall extend to any holder hereof. Borrower shall not, without the prior written consent of holder, assign any of its rights or obligations hereunder.

          IN WITNESS WHEREOF, this Note has been executed as of the date first written above.

BORROWER:

Signature:	/s/ James A. Mills

Printed Name: James A. Mills

PLEDGE AGREEMENT

          THIS PLEDGE AGREEMENT (this “Agreement”), dated as of April 11, 2001 is executed by James A. Mills(“Borrower”), an individual residing in Walnut Creek, California, and SCIENTIFIC LEARNING CORPORATION, a Delaware corporation (the “Company”).

          WHEREAS, the Company has loaned $28,383.00 to Borrower which loan will not be used to buy or carry public company stock;

          WHEREAS, such loan (the “Loan”) is evidenced by a Secured Promissory Note, dated the date hereof, executed by Borrower and made payable to the order of the Company (together with all renewals, extensions and replacements thereof, the “Note”); and

          WHEREAS, the Company was unwilling to make the Loan to Borrower unless Borrower entered into this Agreement to secure the payment and performance of the Note by Borrower.

          NOW, THEREFORE, Borrower and the Company hereby agree as follows:

          Section 1.    Definitions.  For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following respective meanings:

                    “Code” means the Uniform Commercial Code in effect in the State of California.

                    “Collateral” means (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares, (b) all dividends, distributions and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares and (c) all proceeds of any of the foregoing (whether such proceeds arise before or after the commencement of a case under the bankruptcy laws by or against Borrower as debtor).

                    “Event of Default” means any one or more of the following events:

          (a)      Borrower shall fail to pay when due the Obligations or any part thereof and such failure shall have continued for at least five business days;

          (b)      any representation or warranty made or deemed made by Borrower in this Agreement or in any certificate, report, notice or financial statement furnished at any time in connection with this Agreement, the Loan or the Note shall be false, misleading or erroneous in any material respect when made or deemed to have been made;

          (c)      Borrower shall fail to perform, observe or comply with any covenant, agreement or term contained in this Agreement and such failure shall continue for a period of five business days after the earlier of (i) notice thereof being given by the Company to Borrower or (ii) such default otherwise becoming known to Borrower;

          (d)      Borrower shall commence a voluntary proceeding seeking liquidation, reorganization or other relief with respect to Borrower or Borrower’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for him or a substantial part of his property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against him or shall make a general assignment for the benefit of creditors or shall generally fail to pay his debts as they become due or shall take any action to authorize any of the foregoing;

          (e)      an involuntary proceeding shall be commenced against Borrower seeking liquidation, reorganization or other relief with respect to Borrower or Borrower’s debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for Borrower or a substantial part of his property, and such involuntary proceeding shall remain undismissed and unstayed for a period of 60 days;

          (f)      this Agreement or the Note shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by Borrower, or Borrower shall deny any further liability or obligation under this Agreement or the Note; or

          (g)      ninety (90) days after any Employment Default (as defined in the Note), if any amount then remains outstanding under the Note.

                    “Lien” means any lien, mortgage, security interest, tax lien, pledge, assessment, encumbrance, lease, adverse claim, levy, charge or retained interest pursuant to a conditional sale or title retention contract, or any other interest in property designed to secure the repayment of debt or any other obligation, whether arising by agreement, operation of law or otherwise, or any contract to give any of the foregoing.

                    “Loan” has the meaning specified in the second recital hereof.

                    “Note” has the meaning specified in the second recital hereof.

                    “Obligations” means all obligations of Borrower to the Company under or in connection with the Note, regardless of how created, arising or evidenced and whether direct or indirect, primary or secondary, absolute or contingent, joint or several or now or hereafter existing or due or to become due, and all interest accruing thereon, and all attorneys’ fees and other expenses incurred in the enforcement or collection thereof.

                    “Person” means any natural person, partnership, corporation, business trust, association, company, limited liability company, joint venture, governmental authority or any other form of business or legal entity.

                    “Pledged Shares” means 6,325 shares of Common Stock of the Company registered in the name of Borrower represented by stock certificate number SCI 2065.  Notwithstanding the foregoing, “Pledged Shares” shall not include any shares of

Common Stock of the Company which have been released from this Agreement pursuant to Section 10.

                             “Securities Act” means the Securities Act of 1933, as amended.

                              Unless the context otherwise requires, terms defined in the Code shall have the same meanings when used in this Agreement.

          Section 2.    Pledge.

          (a)      As security for the prompt and complete payment and performance when due of all of the Obligations, Borrower hereby pledges, hypothecates, assigns and grants to the Company a continuing security interest of first priority in all of the Collateral.

          (b)      On the date hereof, Borrower shall deliver to the Company three undated stock powers with respect to the certificates representing the Pledged Shares duly executed in blank, substantially in the form of Exhibit A attached hereto, one or more UCC-1 financing statements, substantially in the form of Exhibit B attached hereto, and such other documents as the Company shall reasonably request to perfect its security interest in the Collateral.

          As further described in this Agreement, nothing in this Agreement, the Note or any other agreement shall limit the Company’s right to hold Borrower personally liable for the Note or assert any claim against Borrower for the payment of the Note.

          Section 3.    Stock Dividends, etc.  If, while this Agreement is in effect, Borrower shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or rights (in connection with Borrower’s ownership of the Collateral, whether as an addition to, in substitution of or in exchange for any Pledged Shares or any other Collateral), Borrower agrees to accept the same as the Company’s agent and to hold the same in trust on behalf of and for the benefit of the Company, subject to the terms of this Agreement, as additional Collateral.

          Section 4.    Cash Dividends; Voting Rights; Dissolution.

          (a)      Unless an Event of Default shall have occurred and be continuing, Borrower shall be entitled, except as provided in Sections 3 and 5, to receive all dividends and distributions in respect of the Collateral, to vote the Collateral and to give consents, waivers and ratifications in respect of the Collateral; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken which would have a material adverse effect on the value or marketability of the Collateral or be inconsistent with or violate the provisions of this Agreement and, provided further, that any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of the issuer thereof shall be paid over to the Company to be held by it as additional Collateral for the Obligations subject to the term hereof.

          (b)      Borrower hereby appoints the Company, with full power of substitution, effective upon the occurrence of any Event of Default,  as Borrower’s proxy and attorney-in-fact to vote, give consents and approvals, call meetings and exercise any other rights with respect to the Pledged Shares or any other Collateral.  This proxy and power-of-attorney shall be in full force and effect upon the occurrence of any Event of Default until the termination of this Agreement and is irrevocable and exclusive and shall not be terminated or otherwise affected by any action or inaction of Borrower or by operation of law, by death or disability of Borrower or by the occurrence of any other event.  Except as set forth in paragraph (a) above, Borrower shall have no right to vote, give consents or approvals or exercise any other right with respect to the Pledged Shares or any other Collateral.

          Section 5.    Rights of the Company.

          (a)      The Company shall have the right to deliver any stop-order instructions to the Company’s transfer agent in order to prevent Borrower from making any transfers or pledges of the Pledged Shares in violation of this Agreement.  The Company shall also have the right to remove any such stop-order instructions at any time.

          (b)      Subject to the Company’s obligations under secured transactions law if the Company has taken possession of the Collateral, the Company shall not be liable for failure to collect or realize upon the Obligations secured hereby or any collateral security or guarantee therefor, or any put thereof, or for any delay in so doing, nor shall the Company be under any obligation to take any action whatsoever with regard thereto.

          (c)      If an Event of Default has occurred and is continuing, the Company shall notify Borrower in writing requesting immediate delivery by Borrower to the Company of any and all certificates comprising a part of the Collateral.  If Borrower delivers such certificate(s), the Company may transfer or register or have registered in the name of the Company or the Company’s nominee any and all shares comprising a part of the Collateral, and the Company or its nominee may thereafter exercise all voting and corporate rights at any meeting of the Company’s shareholders and any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any shares comprising a part of the Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, at its discretion, any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Company or upon the exercise by Borrower or the Company of any right, privilege or option pertaining to the Collateral, and, in connection therewith, to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it. If Borrower fails to deliver such certificates within three (3) business days of receipt of the Company’s notice, Borrower agrees that the Company may complete one or more stock powers in order to transfer to the Company (or such other individual or entity as the Company determines) the number of shares necessary to satisfy the Obligations and the Company shall have such rights described in this Section 5.  The Company shall have no duty to exercise any of the aforesaid rights, privileges or options, and the Company shall not be responsible for any failure to do so or delay in so doing.

          Section 6.    Remedies.

          (a)      In the event that an Event of Default shall have occurred and be continuing, the Company may (i) by notice to Borrower, declare the Note, or any portion thereof, to be immediately due and payable, and the same shall thereupon become immediately due and payable, without any other notice and without demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest or other formalities of any kind, all of which are hereby expressly waived by Borrower to the extent permitted by law and/or (ii) without demand of performance or other demand, advertisement or notice of any kind to or upon Borrower or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), exercise in respect of the Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral), including collecting, receiving, appropriating and realizing upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker’s board or at any of the Company’s offices or elsewhere upon such terms and conditions as it may, in its absolute discretion, deem advisable and at such prices as it may, in its absolute discretion, deem best, for cash or on credit or for future delivery without the assumption of any credit risk, free of any right or equity of redemption in Borrower, which right or equity is hereby expressly waived and released to the extent permitted by law, upon any such sale or sales, public or private, to purchase the whole or any part of the Collateral so sold; provided, however, that Borrower shall not be credited with the net proceeds of any credit sale or future delivery until cash proceeds are actually received by the Company.

          (b)      Borrower agrees that, to the extent notice of sale shall be required by law, at least 10 days’ notice to Borrower of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters.

          (c)      In case the Company shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Company then and in every such case Borrower and the Company shall be restored to their respective former positions and rights hereunder with respect to the Collateral and all rights, remedies and powers of the Company shall continue as if no such proceeding had been instituted.

          (d)      All rights and remedies of the Company expressed herein are in addition to all other rights and remedies possessed by the Company under the Note, at law or in equity.

          Section 7.    Sale of Collateral.

          (a)      If at any time when the Company shall determine to exercise its right to sell all or any part of the Collateral pursuant to Section 6 hereof, such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, the Company may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Company may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Company, in its sole and absolute discretion, (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under the Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof.  In the event of any such sale, the Company shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Company, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.  Borrower agrees that the Company need not sell the Collateral in a public offering even though it may yield a higher price than the actual method of sale.

          (b)      Borrower agrees that a sale of any Collateral is a public sale pursuant to Section 9-504(3) of the Uniform Commercial Code if (i) an offer to sell such Collateral has been advertised for at least one day in each of two consecutive weeks in any newspaper of general circulation in the San Francisco financial community and such sale is made more than 10 days after the first such advertisement or (ii) such Collateral is offered to at least five bona fide offerees who the Company reasonably believes may be interested in that type of investment.  This shall not constitute an admission that any such offer is a public offering under securities laws or that any other method of sale is not a public sale.

          Section 8.    Application of Proceeds.  Any proceeds of disposition of any Collateral shall be applied:

          first, to the Company’s expenses in enforcing its rights and remedies, including reasonable attorney’s fees and expenses,

          second, to the satisfaction of the Obligations, in the order and manner provided in the Note,

          third, to the payment of any other amount required by law, and fourth, to Borrower.

          Borrower shall remain liable for any deficiency in the Obligations.

          Section 9.    Possession of Collateral.  For convenience purposes only, and not to extend any rights to Borrower thereby, Borrower shall be entitled to hold the Collateral in trust subject to the provisions of this Agreement, except as from time to time the Collateral may be required for recordation or for the purpose of enforcing or realizing upon any right or value represented thereby.  As further described below in Section 12, Borrower’s possession of the Collateral does not give Borrower the right to transfer the Collateral or take any other action that would restrict or nullify the Company’s rights to hold a perfected security interest in the Collateral.  In order to handle the administrative task of transferring ownership of the Collateral from Borrower should an Event of Default occur and Borrower fail to provide the Company with the certificates representing the Collateral, Borrower shall deliver to the Company three undated stock powers with respect to the certificates representing the Pledged Shares duly executed in blank, substantially in the form of Exhibit A attached hereto.

          Section 10.  Release of Collateral.

          (a)      If the Aggregate Market Value on any date exceeds the Borrowing Base on such date, then Borrower shall be entitled to obtain a release of Pledged Shares from this Agreement and the security interest created hereby so long as, immediately after giving effect to such release, the Aggregate Market Value is not less than the Borrowing Base.  As used herein, (i) “Aggregate Market Value” means, as of any date, the aggregate fair market value of the Pledged Shares on such date, as determined by the Per Share Market Value on such date, (ii) “Per Share Market Value” means, as of any date, the closing price per share of Common Stock of the Company as reported in the Wall Street Journal for the last trading day immediately preceding such date and (iii) “Borrowing Base” means, as of any date, 120% of the principal balance of the Note outstanding on such date.

          (b)      In the event that the Aggregate Market Value is less than the Borrowing Base, then Borrower shall have no obligation to pledge additional shares of Common Stock of the Company.

          (c)      At the request of Borrower, the Company shall promptly execute and deliver to Borrower all such certificates and other instruments, including the filing of any amended UCC-1 financing statements, as shall be necessary or appropriate in order to effectuate any release to which Borrower has become entitled under this Section 10.

          (d)      If Borrower wishes to sell Pledged Shares that Borrower is not entitled to have released under this Section 10 for the purpose of using the proceeds to pay obligations under the Note, the Company and Borrower shall cooperate to facilitate the prompt execution of such sales and delivery to the Company of the proceeds thereof as payment under the Note.

          Section 11.  Representations and Warranties of Borrower.  Borrower hereby represents and warrants to the Company as follows:

          (a)      Borrower has the legal capacity necessary or advisable to enter into and perform this Agreement.

          (b)      Borrower has duly executed and delivered this Agreement.

          (c)      Borrower’s execution, delivery and performance of this Agreement, and the enforcement by the Company of any of its rights hereunder, do not and will not breach or constitute a default, give rise to any right of acceleration or termination or result in or require the creation of any Lien under any agreement or instrument to which Borrower is a party or by which Borrower or any of Borrower’s property is bound.

          (d)      This Agreement is a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

          (e)      This Agreement creates in favor of the Company a legal, valid and binding security interest, enforceable in accordance with its terms, in all the Collateral.

          (f)      The Company has a first priority security interest in the Pledged Shares.  No action by the Company is required to perfect a first priority security interest in favor of the Company in all Collateral.

          Section 12.  Certain Covenants of Borrower.  Borrower covenants and agrees with the Company that until the Obligations are paid and performed in full:

          (a)      Borrower shall promptly notify the Company of the occurrence or existence of any Event of Default or the occurrence or existence of any condition or event that, with the giving of notice or lapse of time or both, would be an Event of Default.

          (b)      Borrower shall maintain the Collateral free from any Lien adverse to the Company.

          (c)      Borrower shall keep accurate records with respect to the Collateral. If requested by the Company, Borrower shall permit the Company and its agents and representatives to examine and make copies or abstracts of such records. If requested by the Company, Borrower shall prepare and deliver to the Company a statement accurately identifying or describing any or all Collateral.

          (d)      Borrower agrees to take any action (including the execution, delivery, recording, filing, rerecording and refiling of any financing statements, continuation statements or other documents) that the Company may reasonably request to (i) perfect, continue, maintain, preserve and protect the security interest purported to be created hereby as a first priority security interest in all the Collateral, (ii) enable the Company to exercise and enforce its rights and remedies or (iii) otherwise effect the purposes of this Agreement.  If the Company believes that it needs to obtain injunctive relief  in order to perfect its security interest in the Collateral, Borrower agrees to consent to such injunctive relief without delay or challenge.

          (e)      Borrower shall not permit or suffer to exist any Lien on any Collateral, or part thereof, except for the security interest created hereby.

          (f)      Borrower shall not transfer, pledge or otherwise assign the Pledged Shares and agrees that its right to retain possession of the collateral pursuant to Section 9 is for convenience only and Borrower shall not take any action that would restrict or nullify the Company’s rights hereunder.

          (g)      Borrower shall not use any proceeds from the Loan to buy or carry public company stock.

          Section 13.  No Waiver; Modifications in Writing.  No failure or delay on the part of the Company in exercising any right, power or remedy hereunder shall operate as a waiver hereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company at law or in equity or otherwise.  No amendment, modification, supplement, termination or waiver of or to any provision of this Agreement nor consent to any departure by Borrower shall be effective unless the same shall be in writing and signed by or on behalf of the Company. Any amendment, modification or supplement of or to any provision of this Agreement, any waiver of any provision of this Agreement and any consent to any departure by Borrower from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given.  Except where notice is specifically required by this Agreement or the Note, no notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances.

          Section 14.  Security Agreement as Financing Statement. The Company is authorized to file this Agreement or a photocopy hereof as a financing statement with respect to any one or more items comprising the Collateral.

          Section 15.  Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

          Section 16.  Security Interest Absolute.  All rights of the Company and security interests hereunder, and all obligations of Borrower hereunder, shall be absolute and unconditional irrespective of:

          (a)      any lack of validity or enforceability of the Note or any other agreements or instruments relating thereto;

          (b)      any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Note;

          (c)      any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

          (d)      any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower or a third party pledgor.

          Section 17.  Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

          Section 18.  Severability Of Provisions.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          Section 19.  Notices. All written communications provided for hereunder shall be sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (a) if to Borrower, addressed to Borrower’s residence address on the records of the Company or at such other address as Borrower shall have specified to the Company in writing; and (b) if to the Company, addressed to it at its executive office address or at such other address as the Company shall have specified to Borrower in writing.

          Section 20.  Submission to Jurisdiction.  BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN CALIFORNIA OVER ANY ACTION OR PROCEEDING (A) TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS AGREEMENT OR THE NOTE OR (B) ARISING FROM OR RELATING TO ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT AND THE NOTE, AND BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR FEDERAL COURT. BORROWER HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER AT BORROWER’S ADDRESS FOR NOTICES PURSUANT TO SECTION 19, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO BORROWER AT BORROWER’S ADDRESS PROVIDED IN SECTION 19, EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THAT HE MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM OR VENUE TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING. BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS SECTION 20 SHALL AFFECT THE RIGHT OF ANY OTHER PERSON TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITED BY APPLICABLE LAW, OR THE RIGHT OF ANY OTHER PERSON TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR THE PROPERTY OF BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

          Section 21.  Final Agreement of the Parties.  THE NOTE AND THIS AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS REFERRED TO THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN

ORAL AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS REFERRED TO HEREIN OR IN THE NOTE.

          Section 22.  Headings, etc. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.  In this Agreement, unless a clear contrary intention appears, (i) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision and (ii) reference to any Section means such Section of this Agreement.

          Section 23.  Waiver of Protest and Bond.  In the event the Company seeks to take possession of any or all of the Collateral by injunctive relief or other judicial process, Borrower hereby irrevocably waives protest any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

          Section 24.  Benefit.  The Company may assign all or part of its rights under this Agreement to any holder of an Obligation. Borrower, the Company and their permitted successors and assigns shall be bound by this Agreement. They shall be the only Persons entitled to its benefits.

[THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BORROWER:

Signature:	/s/ James A. Mills

Printed Name: James A. Mills

THE COMPANY:

SCIENTIFIC LEARNING CORPORATION

By:	/s/ Carleton A. Holstrom
Carleton A. Holstrom, on behalf of the Compensation Committee of the Board of Directors

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

          FOR VALUE RECEIVED, ______________________ hereby sells, assigns and transfers unto ______________________, ______________________ (_______) shares of the Common Stock of Scientific Learning Corporation (the “Company”) standing in the undersigned’s name on the books of the Company represented by Certificate No.(s) ______________________ herewith and do hereby irrevocably constitute and appoint the Company’s transfer agent to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated:  __________

Signature of Borrower:

Name of Borrower:

If Applicable:

Additional Signature:

Name of Signatory:

EXHIBIT B

UCC-1 FINANCING STATEMENT

THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT — FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

A. NAME & TEL. # OF CONTACT AT FILER (optional)		B. FILING OFFICE ACCT. # (optional)
C. RETURN COPY TO: (Name and Mailing Address) Diana R. Sanchez Cooley Godward LLP 3000 El Camino Real Palo Alto, CA 94306
D. OPTIONAL DESIGNATION (if applicable): : LESSOR/LESSEE : CONSIGNOR/CONSIGNEE : NON-UCC FILING
1. DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)
OR			1a. ENTITY’S NAME

1b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

1c. MAILING ADDRESS			CITY	STATE	COUNTRY	POSTAL CODE

1d. S.S. OR TAX I.D.#	OPTIONAL ADD’NL INFO RE ENTITY DEBTOR	1e. TYPE OF ENTITY	1f. ENTITY’S STATE OR COUNTRY OF ORGANIZATION	1g. ENTITY’S ORGANIZATION I.D.#, if any ☐ NONE

2. ADDITIONAL DEBTOR’S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)
OR			2a. ENTITY’s name

2b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

2c. MAILING ADDRESS			CITY	STATE	COUNTRY	POSTAL CODE

2d. S.S. OR TAX I.D.#	OPTIONAL ADD’NL INFO RE ENTITY DEBTOR	2e. TYPE OF ENTITY	2f. ENTITY’S STATE OR COUNTRY OF ORGANIZATION	2g. ENTITY’S ORGANIZATION I.D.#, if any ☐ NONE

3. SECURED PARTY’S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)
OR			3a. ENTITY’S NAME Scientific Learning Corporation
3b. INDIVIDUAL’S LAST NAME			FIRST NAME	MIDDLE NAME		SUFFIX

3c. MAILING ADDRESS 1995 University Avenue, Suite 400			CITY Berkeley	STATE CA	COUNTRY USA	POSTAL CODE 94704

4.  This FINANCING STATEMENT covers the following types or items of property:

All right, title and interest of Debtor in, to and under the personal property set forth on Exhibit A attached hereto and incorporated herein by reference.

5.CHECK ☐ BOX (if applicable)	This FINANCING STATEMENT is signed by the Secured Party instead of the Debtor to perfect a security interest (a) in collateral already subject to a security interest in another jurisdiction when it was brought into this state, or when the debtor’s
	location was changed to this state, or (b) in accordance with other statutory provisions [additional data may be required]				7. If filed in Florida (check one) ☐ Documentary ☐ Documentary stamp tax paid tax not applicable

6. REQUIRED SIGNATURE(S)				8. : This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS Attach Addendum [if applicable]

By: Title:				9. Check to REQUEST SEARCH CERTIFICATE(S) on debtor(s) [ADDITIONAL FEE] (optional) ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

(1) FILING OFFICER COPY — NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS.) (REV. 12/18/95)

Exhibit A
to

UCC-1 Financing Statement

between

SCIENTIFIC LEARNING CORPORATION, as Secured Party

and

______________________________, as Debtor

1.       Borrower hereby pledges, hypothecates, assigns and grants to the Secured Party a continuing security interest of first priority in all of the Collateral.

2.       For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following respective meanings:

          “Code” means the Uniform Commercial Code in effect in the State of California.

          “Collateral” means (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares, (b) all dividends, distributions and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares and (c) all proceeds of any of the foregoing (whether such proceeds arise before or after the commencement of a case under the bankruptcy laws by or against Borrower as debtor).

           “Pledged Shares” means                       shares of Common Stock of the Company registered in the name of Borrower represented by stock certificate number(s) __________________________.